UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)

227 West Monroe, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2020 - May 31, 2021

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the year ended May 31, 2021, originally filed with the U.S. Securities and Exchange Commission on August 8, 2021 (Accession Number 0001821268-21-000354) (the “Report”), solely for the purpose of including additional sub-sections titled Senior Securities, Summary of Trust Expenses, Market and Net Asset Value Information, and Unresolved Staff Comments in the section entitled “Other Information (Unaudited),” and it includes a renewed Consent of Independent Registered Public Accounting Firm as an additional exhibit. No other change has been made to other sections of the Report.

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2021

Guggenheim Funds Annual Report

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

(formerly, Guggenheim Taxable Municipal Managed Duration Trust)

GuggenheimInvestments.com

CEF-GBAB-AR-0521

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gbab, you will find:

  Daily, weekly and monthly data on share prices, net asset values, distributions and more
  Monthly portfolio overviews and performance analyses
  Announcements, press releases and special notices
  Trust and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	May 31, 2021

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (formerly, Guggenheim Taxable Municipal Managed Duration Trust) (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2021.

The recovery from the COVID-19 outbreak has been faster than many expected. Consumer confidence has held up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. While fiscal support and COVID-19 vaccines continue to be deployed, disruptions in the economy and markets caused by the COVID-19 pandemic may materially impact the Trust and its assets.

In August 2020, the Board of Trustees of the Trust approved modifications to certain non-fundamental investment policies along with a corresponding name change. The modifications are primarily intended to provide the Trust with greater investment flexibility while remaining consistent with the Trust’s overall investment objectives. The changes took effect on November 19, 2020, and are described in the Questions & Answers sections of the report. The Trust’s primary investment objective remains the same, which is to provide current income with a secondary objective of long-term capital appreciation.

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. There, you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Trust’s performance.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2021, the Trust provided a total return based on market price of 11.43% and a total return based on NAV of 10.30%. As of May 31, 2021, the Trust’s market price of $24.22 per share represented a premium of 6.23% to its NAV of $22.80 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.

During the period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.23% based on the Trust’s closing market price of $24.22 on May 31, 2021. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 25, and Note 2(g) on page 57 for more information on distributions for the period.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2021

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 88 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
June 30, 2021

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2021

The Treasury yield curve steepened in the 12 months ending May 31, 2021, as investors reacted to inflationary fears and uncertainty about the stability of the economic recovery and the direction of future Federal Reserve (the “Fed”) policy. During that time, the yield on the two-year Treasury declined by 2 basis points (“bps”) to 0.14% from 0.16%, and the 10-year U.S. Treasury climbed 93 bps to 1.58% from 0.65%. The spread between the two-year Treasury and 10-year Treasury widened from 49 bps to 144 bps. One basis point is equal to one-hundredth of one percent, or 0.01%.

U.S. economic growth picked up in the first half of 2021 as new COVID-19 cases subsided and fiscal policy gained traction. First quarter real gross domestic product (“GDP”) increased by a robust 6.4% annualized, and we expect growth could accelerate to 11% annualized in the second quarter as the COVID-19 vaccine rollout and looser state restrictions allow for greater services spending. Personal consumption should continue to power growth, as households are flush with cash due to the past year’s pandemic-related spending constraints, record fiscal transfers, and surging equity and real estate valuations.

The combination of recovering demand and lingering supply constraints is leading to price increases across a range of goods and services despite the prevalence of excess capacity in many sectors. This apparent contradiction can also be seen in the labor market data: The unemployment rate remains elevated at 5.8%—and the labor force participation rate is 1.8% below its pre-pandemic peak—but a record share of small business owners report difficulty in finding workers. We expect these pandemic-induced supply constraints and associated price pressures to be transitory, as do Fed officials who will discount the noisy inflation data in coming months. Our analysis suggests that the secular disinflationary headwinds of the past few decades will prove more lasting than a rise in prices due to temporary supply shortages.

Against this backdrop we expect Fed policymakers will defer the tapering of the Fed’s $120 billion in monthly asset purchases until 2022, which would also push back the timing of the first rate hike. Another potentially dovish variable is that President Biden will have an opportunity to appoint up to four new Fed governors in the next seven months, including a new chair. We expect an emphasis on diverse candidates whose professional focus skews toward labor market inequality. This would underscore the Fed’s new commitment to a “broad based and inclusive” interpretation of its maximum employment mandate, and could result in low rates for longer.

The economy’s ability to fully recover from the pandemic depends in large part on the success of the global vaccination campaign. While the U.S. is on track to inoculate over 60% of the population later this year, vaccination drives outside of the U.S. are progressing more slowly, especially in lower-income countries with large populations. Many of these are reliant on traditional vaccine technologies that deliver lower protection rates. As a result, the world economy faces sharply divergent growth prospects, which will likely limit the Fed’s ability to hike rates as soon as markets are pricing (25 bps by January 2023) without triggering a disruptive rise in the dollar. The upshot is we expect that real U.S. interest rates will remain deeply negative, providing a risk-friendly backdrop for investors.

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2021

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2021.

Discuss the Trust’s changes to the non-fundamental investment policy and name.

In August 2020, the Board of Trustees of the Trust approved modifications to certain non-fundamental investment policies along with a name change to Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. The modifications were primarily intended to provide the Trust with greater investment flexibility while remaining consistent with the Trust’s overall investment objectives. The changes took effect on November 19, 2020. The Trust will continue to trade on the NYSE under its current ticker symbol, “GBAB”.

The Trust expanded its non-fundamental 80% investment policy to include, in addition to taxable municipal securities, other investment grade, income-generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities. In addition to the 80% investment policy change, the Trust (i) removed certain limitations on the composition of the other 20% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”), (ii) removed the limitation on illiquid investments, (iii) added a policy to invest at least 50% of its Managed Assets in taxable municipal securities and (iv) changed the level at which the Trust seeks to maintain its leverage-adjusted duration from generally less than 10 years to generally less than 15 years.

No other changes to the Trust’s other investment policies or the Trust’s portfolio management team are currently anticipated. No action was required by shareholders of the Trust in connection with these investment policy modifications or the change in the Trust’s name.

What is the Trust’s investment objective and how is it pursued?

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Reinvestment Act of 2009 (the “Act”) and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities. As outlined in the response to the question above, the 80% policy was expanded beyond taxable municipal securities in November to include such investment-grade, income-generating securities and the policy regarding the other 20% of Managed Assets was modified in November to remove certain limitations on its composition. Three specific opportunities that the Trust seeks to further pursue upon the investment policy changes are investments in (i) debt instruments issued by non-profit entities, such as entities related to healthcare, housing and higher education, (ii) “municipal conduits” (entities on whose behalf municipalities issue bonds, but the conduit, not the municipality, is obligated to pay the interest and principal on the bonds), and (iii) project finance corporations. Guggenheim Investments believes these debt instruments are rapidly growing components of the municipal securities and municipal-related markets. The Trust will also pursue investment opportunities in other investment-grade rated debt sectors.

Under normal market conditions, the Trust invests at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality.

Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin. As part of the non-fundamental investment policy changes, the Trust removed the limitation on illiquid investments. Previously, the Trust could not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, were illiquid.

Why is the Trust focused on taxable municipals?

Most investors equate the municipal market with tax exemption. But taxable municipals are a growing part of the market. Taxable bonds accounted for 31% of total 2020 issuance, compared to an average of 11% for the prior three years. The surge in taxable supply was met by appetite from crossover buyers such as banks and insurance companies looking for attractive risk-adjusted relative value versus similarly rated corporate bonds. Issuance in the first five months of 2021 totaled $42 billion, but the pace slowed in May. The total was about 11% higher than the year-ago period. Spreads on taxable municipals have been narrowing as 2021 progresses, reflecting positive supply and demand dynamics and improving credit fundamentals.

Growth of the taxable municipal market has benefited from low interest rates that reduce the cost of borrowing for many municipal market issuers and the refinancing of outstanding tax-exempt bonds by states and local governments with taxable securities, which was required by a tax law change in 2017. Even though taxable advance refundings have been available for years, borrowing costs prevented issuers from using them. Taxable municipals are also popular for general purpose funding for higher education and healthcare.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

The benefits of taxable municipals include their higher yields compared with similarly rated tax-exempt municipal and corporate debt with similarly low historical rates of default. These relatively higher yields are due to the absence of tax benefits, but also because the sector is small when compared with the total municipal market and perhaps not as well known. But like most municipal issues, the taxable market is generally high in credit quality. The growing size of the taxable market means that investors have more to choose from, thus helping increase its potential to help portfolio diversification. Generally, taxable municipals have longer average duration, which makes them more sensitive to changes in interest rates than tax exempts, suggesting that total returns for taxable municipals could lag those of tax exempts if rates jump quickly.

Issuers are expected to continue to take advantage of refinancing opportunities through the taxable municipal market, and their share of the municipal market should be maintained, if not grow. Taxable municipals have also drawn the interest of international investors, whose ownership has been steadily increasing along with the size of the market. Improved hedging costs have also attracted overseas buyers, continuing their preference for liquid, “brand name” credits.

Discuss the BABs market.

The BABs market is not growing and the number of BABs available is limited. BABs were created following the 2008 financial crisis to support job-creating projects funded by the public finance market. Although interest received on BABs is subject to U.S. federal income tax, issuers of these securities are eligible to receive a subsidy of up to 35% from the U.S. Treasury, which, under sequestration, has been cut by about 6% each year since 2013. The provisions of the Act have not been extended, so no bonds issued after December 31, 2010, qualify as BABs.

President Biden’s initial $2+ trillion infrastructure plan (the “American Jobs Plan”) did not mention provisions specific to the municipal market. However, several Congressional proposals are being considered that would enable subsidized taxable municipal bonds to serve a role in financing improvements to the nation's infrastructure.

How did the Trust perform for the 12-month period ended May 31, 2021?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2021, the Trust provided a total return based on market price of 11.43% and a total return based on NAV of 10.30%. As of May 31, 2021, the Trust’s market price of $24.22 per share represented a premium of 6.23% to its NAV of $22.80 per share. As of May 31, 2020, the Trust’s market price of $23.20 per share represented a premium of 5.02% to its NAV of $22.09 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.

The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.23% based on the Trust’s closing market price of $24.22 on May 31, 2021. There is no guarantee of future distributions or that the current returns and distribution rate will be

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 25, and Note 2(g) on page 57 for more information on distributions for the period.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 22 for additional information about the Trust's performance.

How did other markets perform in this environment for the 12-month period ended May 31, 2021?

Index	Total Return
Bloomberg Barclays Municipal Bond Index	4.74%
Bloomberg Barclays Taxable Municipal Index	4.78%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%
Bloomberg Barclays U.S. Corporate High Yield Index	14.96%
Credit Suisse Leveraged Loan Index	12.94%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	10.11%
ICE Bank of America Merrill Lynch Build America Bond Index	3.91%
Standard & Poor’s 500 (“S&P 500”) Index	40.32%

What was notable in the municipal market for the 12-month period ended May 31, 2021?

Accommodative monetary policy and optimism for more fiscal stimulus is still behind performance of the municipal market in 2021, despite a surge in Treasury yields late in the period. As of May 2021, 10-year and 30-year municipal bond yield ratios had rallied to near-record lows of 60% and 67%, respectively, after spiking to near-record highs in March 2020.

Bullish technical factors–such as mutual fund inflows and negative net supply–and a lack of major negative credit developments should provide incremental support for market performance through Q2 2021. Negative ratings activity, as measured by downgrades and downward outlook revisions, has slowed significantly since Q3 2020. Multiple rounds of federal stimulus, combined with better-than-expected tax collections, have helped state and local governments weather the budgetary pressures caused by the pandemic.

2020 was a banner year for municipal market supply with approximately $474 billion of total new issuance, 13% more than the year before. Issuance during the calendar 2021 period through May 31 was $170 billion, compared with $156 billion for the same period in 2020; full-year 2021 supply is forecast to be even greater than 2020's record $474 billion, as issuers are expected to continue taxable refunding activity. However, there are bills making their way through Congressional committees that might bring back tax-exempt advanced refunding, correcting the supply and demand imbalance in tax exempt bonds in place for much of the last four years.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Despite outflows of $43 billion in March 2020 alone, the municipal market ended the calendar year 2020 with $38 billion of cumulative net inflows, and the trend is continuing in 2021. Policy uncertainty has been reduced with Democrats now in control of the White House and Congress, with the prospect of increased federal fiscal support for municipal issuers underpinning the market’s bullish tone to start 2021. Moreover, the possibility of higher income taxes should increase demand for tax-exempt investment products.

Despite economic challenges brought by the pandemic and new credit paradigms, municipal bond valuations have returned to near pre-COVID-19 levels. While credit quality has suffered across fixed-income asset classes, many municipal issuers’ intrinsic essentiality and durability have been illuminated. Understanding that full economic recovery will neither be a short nor easy road, we continue to emphasize security selection. While the initial Coronavirus Aid, Relief, and Economic Security Act and its sequels provide vitally needed relief for municipal issuers, we do not view onetime liquidity injections as a panacea for the long term. Rather than relying on policymakers to apply funding band-aids, we focus on structural creditworthiness that can endure this pandemic as well as future exogenous events.

Discuss Trust asset allocation and respective performance for the 12-month period ended May 31, 2021.

The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities was approximately 65%. As noted, the Trust expanded its non-fundamental 80% investment policy to include, in addition to taxable municipal securities, other investment grade, income-generating debt securities.

The balance of the Trust’s Managed Assets was invested in high yield corporate bonds, ABS, bank loans, and tax-exempt municipal bonds.

The Trust held a 30 year uniform MBS security with high positive monthly carry and was also short a 30 year uniform MBS security of equivalent par which has a negative monthly carry. Carry is the return the Trust earns from no change in markets (rates, spreads, etc.). The combination could result in an attractive, risk-adjusted carry. In addition, if interest rates rally, the Trust expects that the long security may appreciate more in price relative to the short security.

Performance was driven by spread compression in many credit sectors, including municipals, corporates, and asset-backed securities. Within the municipal sector, taxable bonds contributed 43bps to return during the year, and taxable municipal closed-end funds added another 94bps. Other notable gainers included tax exempt closed-end funds (+194bps), corporates (+161bps), bank loans (+98bps), equities (+97bps), and asset-backed securities (+60bps). One basis point is equal to one-hundredth of one percent, or 0.01%.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 22 for additional information about the Trust's performance.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Discuss the Trust’s duration.

The change in non-fundamental investment policy increased the level at which the Trust seeks to maintain its leverage-adjusted duration from generally less than 10 years to generally less than 15 years. On May 31, 2021, the Trust’s duration was approximately 10.7 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.) The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.

Discuss the Trust’s use of leverage.

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of financial leverage contributed to the Trust’s total return based on NAV during the period.

The Trust utilizes financial leverage as part of its investment strategy to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.

As of May 31, 2021, the Trust’s leverage was approximately 29% of Managed Assets (including the proceeds of leverage), compared with about 18% at the beginning of the period. The Trust currently employs financial leverage through reverse repurchase agreements with six counterparties and a credit facility with a major bank.

Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. The Trust may invest up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies such as closed-end funds and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

The Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The ICE Bank of America Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

Risks and Other Considerations

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Trust’s investments and a shareholder’s investment in the Trust to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Trust, the Trust, its service providers, the

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Trust is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders may access the Trust’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Short Sales Risk. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market's perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument's liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under current conditions.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to

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interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Trust investments.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”)) may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Trust's yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance.

Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Trust’s leverage costs may increase and there is a risk that the Trust may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks.

Liquidity Risk. The Trust may invest in municipal securities that are, at the time of investment, illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

Management Risk. The Trust is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Trust’s investments and the performance of the Trust. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Trust invests.

Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which

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they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. Each of the foregoing may adversely affect the Trust’s investments in municipal securities.

Build America Bonds (“BABs”) Risk. BABs are a form of municipal financing. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. There is no indication that Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Taxable Municipal Securities Risk. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Debt Instruments Risk. The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

be affected by a variety of developments and changes in legal, political, economic and other conditions. Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment risks. Issuers that rely directly or indirectly on government funding mechanisms or non-profit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy. The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the overall market for such instruments.

Municipal Conduit Bond Risk. Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Municipal conduit bonds are therefore subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Project Finance Risk. Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it.

Risks of Investing in Debt Issued by Non-Profit Institutions. Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code and risk losing their tax-exemptstatus if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations. Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or

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Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; and increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care. There is a risk that non-profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns, such as the economic crisis initially caused by the COVID-19 pandemic.

Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade securities, which may have fixed interest rates. The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to LIBOR, which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Trust and its investments in such instruments.

Structured Finance Investments Risk. The Trust’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result,

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

investments in structured finance securities may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. The collateral underlying ABS may constitute assets related to a wide range of industries such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. These risks are elevated given the currently distressed economic, market, labor and public health conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. Mortgage-backed securities generally are classified as either commercial mortgage backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages.

Collateralized Loan Obligation (“CLO”), Collateralized Debt Obligation (“CDO”) and Collateralized Bond Obligation (“CBO”) Risk. In addition to the general risks associated with debt securities discussed herein, CLOs, CDOs, CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2021

Investment Funds Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.

In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 21

TRUST SUMMARY (Unaudited)	May 31, 2021

Trust Statistics
Share Price	$24.22
Net Asset Value	$22.80
Premium to NAV	6.23%
Net Assets ($000)	$472,691

*The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Trust will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Taxable Municipal Index is an unmanaged index and, unlike the Trust, has no management fees or operating expenses to reduce its reported return. Further, the Bloomberg Barclays Taxable Municipal Index is a broad-based index that tracks the performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain "public purpose/use" requirements. The Trust does not seek to achieve performance that is comparative to an index.

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TRUST SUMMARY (Unaudited) continued	May 31, 2021

AVERAGE ANNUAL TOTAL RETURNS FOR

THE PERIOD ENDED MAY 31, 2021

	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	10.30%	7.05%	6.37%	8.11%
Market	11.43%	11.34%	8.76%	9.64%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	78.1%
Corporate Bonds	21.2%
Closed-End Funds	16.3%
Senior Floating Rate Interests	13.5%
Collateralized Mortgage Obligations	7.3%
Common Stocks	2.5%
Asset-Backed Securities	2.5%
Preferred Stocks	2.3%
Warrants	0.1%
Total Investments	143.8%
Options Written	(0.00%)*
Collateralized Mortgage Obligations Sold Short	(7.3%)
Other Assets & Liabilities, net	(36.5%)
Net Assets	100.0%
*Less than (0.1%).

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TRUST SUMMARY (Unaudited) continued	May 31, 2021

Ten Largest Holdings	% of Net Assets
Uniform MBS 30 Year, 2.50%	7.2%
BlackRock Taxable Municipal Bond Trust	5.6%
New Jersey Turnpike Authority Revenue Bonds, 7.10%	3.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.3%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	2.9%
Westchester County Health Care Corporation, Revenue Bonds, Taxable
Build America Bonds, 8.57%	2.9%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds – (Federally Taxable –
Direct Subsidy), 6.00%	2.8%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.6%
Nuveen Taxable Municipal Income Fund	2.6%
Santa Ana Unified School District, California, General Obligation Bonds, Federal
Taxable Build America Bonds, 7.10%	2.5%
Top Ten Total	35.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee futures results.

Portfolio Composition by Quality Rating1
% of Total
Rating	Investments
Fixed Income Instruments
AAA	0.6%
AA	34.4%
A	18.6%
BBB	13.1%
BB	5.9%
B	9.2%
CCC	1.1%
NR2	1.4%
Other Instruments	15.7%
Total Investments	100.0%

1	Source: BlackRock Solutions Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rate securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2	NR (not rated) securities do not necessarily indicate low credit quality.

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TRUST SUMMARY (Unaudited) continued	May 31, 2021

All or a portion of the above distributions may be characterized as a return of capital. For the year ended May 31, 2021, 91.1% of the distributions were characterized as ordinary income, 8.6% of the distributions were categorized as long-term capital gains and 0.3% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Trust in 2021 will be reported to shareholders in January 2022.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS	May 31, 2021

	Shares	Value
COMMON STOCKS† – 2.5%
Financial – 2.5%
Pershing Square Tontine Holdings, Ltd. — Class A*,13	213,570	$ 5,364,879
Gores Holdings VI, Inc. — Class A*,13	265,080	3,737,628
RXR Acquisition Corp. — Class A*,13	78,355	779,632
Soaring Eagle Acquisition Corp. — Class A*,13	46,868	462,587
KKR Acquisition Holdings I Corp.*,13	45,951	461,348
KKR Acquisition Holdings I Corp. — Class A*,13	45,952	447,573
Colicity, Inc. — Class A*,13	15,766	152,930
MSD Acquisition Corp.*,13	13,618	139,720
TPG Pace Beneficial II Corp.*,13	10,800	108,108
TPG Pace Solutions Corp.*,13	8,309	81,927
RXR Acquisition Corp.*,13	2,141	21,410
Colicity, Inc.*,13	875	8,715
Total Financial		11,766,457
Consumer, Cyclical – 0.0%
Figs, Inc. — Class A*	3,754	128,199
Energy – 0.0%
SandRidge Energy, Inc.*	9,544	50,679
Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc.*,†††,1	17,838	41,460
Industrial – 0.0%
Vector Phoenix Holdings, LP*,†††	15,619	23,062
BP Holdco LLC*,†††,1	15,619	5,507
Total Industrial		28,569
Total Common Stocks
(Cost $9,443,307)		12,015,364
PREFERRED STOCKS† – 2.3%
Financial – 2.3%
Equitable Holdings, Inc., 4.30%††	140,000	3,498,600
W R Berkley Corp., 4.13% due 03/30/61††	96,000	2,476,800
Bank of America Corp., 4.13%††	76,000	1,912,920
PartnerRe Ltd., 4.88%*	46,000	1,222,680
First Republic Bank, 4.25%††	46,000	1,178,980
Selective Insurance Group, Inc., 4.60%††	20,000	504,400
Total Financial		10,794,380
Total Preferred Stocks
(Cost $10,600,000)		10,794,380

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Shares	Value
WARRANTS† – 0.1%
Gores Holdings VI, Inc. — Class A
Expiring 08/24/27*,13	79,524	$ 376,944
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,13	23,730	226,384
Soaring Eagle Acquisition Corp. — Class A
Expiring 12/31/27*,13	9,372	20,337
KKR Acquisition Holdings I Corp. — Class A
Expiring 12/31/27*,13	11,488	12,292
RXR Acquisition Corp. — Class A
Expiring 03/08/26*,13	15,670	10,971
Colicity, Inc. — Class A
Expiring 12/31/27*,13	3,152	4,098
Total Warrants
(Cost $438,102)		651,026
CLOSED-END FUNDS† – 16.3%
BlackRock Taxable Municipal Bond Trust	1,058,939	26,473,475
Nuveen Taxable Municipal Income Fund	530,189	12,093,611
Nuveen AMT-Free Quality Municipal Income Fund	441,210	6,746,101
Nuveen Quality Municipal Income Fund	383,883	6,019,285
Nuveen AMT-Free Municipal Credit Income Fund	311,829	5,453,889
Invesco Municipal Opportunity Trust	292,274	3,995,386
Invesco Trust for Investment Grade Municipals	250,383	3,512,873
Invesco Municipal Trust	238,904	3,275,374
BlackRock MuniVest Fund, Inc.	274,679	2,609,451
Nuveen California Quality Municipal Income Fund	140,274	2,188,274
Invesco Advantage Municipal Income Trust II	173,837	2,124,288
BNY Mellon Strategic Municipals, Inc.	170,865	1,529,242
Eaton Vance Municipal Income Trust	86,288	1,210,621
Total Closed-End Funds
(Cost $73,662,947)		77,231,870

	Face
	Amount~

MUNICIPAL BONDS†† – 78.1%
California – 14.5%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[12]
7.10% due 08/01/40	7,785,000	11,720,405
6.80% due 08/01/30	2,245,000	3,072,870
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School
Construction Bonds, Series 2012B
6.88% due 08/01/33[2]	10,000,000	10,545,999

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 78.1% (continued)
California – 14.5% (continued)
Los Angeles Department of Water & Power Power System Revenue Bonds,
Build America Bonds[12]
7.00% due 07/01/41[2]	10,000,000	$ 10,040,839
Long Beach Unified School District, California, Qualified School Construction Bonds,
Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25[2]	7,500,000	8,475,943
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42	7,500,000	7,554,333
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	4,806,992
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[2]	2,000,000	2,252,031
Hillsborough City School District General Obligation Unlimited
due 09/01/38[3]	1,600,000	945,450
due 09/01/37[3]	1,120,000	693,385
due 09/01/40[3]	500,000	269,429
California Housing Finance Revenue Bonds
3.66% due 02/01/29[2]	1,630,000	1,720,255
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[2]	1,500,000	1,506,495
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[12]
7.25% due 08/01/28	1,025,000	1,281,647
Placentia-Yorba Linda Unified School District (Orange County, California), General
Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction
Bonds, Election of 2008
5.40% due 02/01/26[2]	1,000,000	1,198,231
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	660,000	759,901
6.05% due 08/01/21	120,000	121,110
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[2]	500,000	578,554
California State University Revenue Bonds
3.90% due 11/01/47[2]	500,000	577,124
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
3.27% due 03/01/40	250,000	252,306
3.29% due 03/01/41	70,000	70,424
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	261,174
Total California		68,704,897
Texas – 10.9%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel
Revenue Bonds, Taxable Build America Bonds[12]
7.09% due 01/01/42[2]	10,020,000	13,750,662

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 78.1% (continued)
Texas – 10.9% (continued)
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[2]	8,900,000	$ 9,107,058
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	8,000,000	8,052,531
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	6,800,000	6,802,565
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[2]	6,500,000	6,401,353
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[2]	5,250,000	5,253,782
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	2,134,530
Total Texas		51,502,481
Washington – 8.2%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[12]
7.40% due 04/01/41[2]	6,675,000	10,231,664
7.10% due 04/01/32	3,325,000	4,466,564
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	6,895,249
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[12]
6.79% due 07/01/40[2]	5,000,000	6,441,980
Central Washington University, System Revenue Bonds, 2010, Taxable Build
America Bonds[12]
6.50% due 05/01/30	5,000,000	6,202,720
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	4,250,624
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	318,913
Total Washington		38,807,714
Pennsylvania – 4.7%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series
2011A, Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[2]	10,330,000	13,017,648
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[2]	6,895,000	9,083,574
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	195,000	196,753
Total Pennsylvania		22,297,975

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 78.1% (continued)
New Jersey – 4.6%
New Jersey Turnpike Authority Revenue Bonds,Taxable Build America Bonds[12]
7.10% due 01/01/41[2]	10,000,000	$ 15,636,432
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[2]	3,500,000	3,628,644
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40	2,500,000	2,403,600
Total New Jersey		21,668,676
New York – 4.3%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds[12]
8.57% due 11/01/40[2]	10,010,000	13,699,121
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	4,250,000	4,395,236
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[2]	2,250,000	2,220,972
Total New York		20,315,329
Illinois – 4.0%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[12]
6.90% due 01/01/40[2]	5,100,000	6,948,444
Illinois, General Obligation Bonds, Taxable Build America Bonds[12]
7.35% due 07/01/35[2]	5,000,000	6,327,419
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[12]
6.74% due 11/01/40[2]	2,990,000	3,999,451
State of Illinois General Obligation Unlimited
6.63% due 02/01/35[2]	930,000	1,133,467
6.73% due 04/01/35[2]	200,000	245,409
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	228,482
Total Illinois		18,882,672
Ohio – 3.9%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[2]	8,900,000	8,390,183
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[2]	5,000,000	6,380,089
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29[2]	2,500,000	2,507,829
Toronto City School District, Ohio, Qualified School Construction Bonds General
Obligation Bonds
7.00% due 12/01/28	995,000	997,567
Total Ohio		18,275,668

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 78.1% (continued)
Alabama – 3.4%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
Direct-Pay Build America Bonds[12]
7.20% due 09/01/38[2]	5,000,000	$ 5,010,929
7.10% due 09/01/35	3,000,000	3,006,802
7.25% due 09/01/40	2,000,000	2,004,266
Auburn University Revenue Bonds
2.68% due 06/01/50[2]	6,500,000	6,140,952
Total Alabama		16,162,949
West Virginia – 3.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[12]
7.65% due 04/01/40	10,000,000	15,556,506
Oklahoma – 2.6%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28[2]	10,950,000	12,220,521
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	162,633
Total Oklahoma		12,383,154
Georgia – 2.6%
Atlanta & Fulton County Recreation Authority Revenue Bonds
5.10% due 12/01/47[2]	6,000,000	6,768,659
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb
County Public Schools Project
5.21% due 12/01/22[2]	5,000,000	5,283,035
Total Georgia		12,051,694
Indiana – 2.5%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[2]	8,690,000	8,722,469
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[2]	2,920,000	3,105,867
Total Indiana		11,828,336
Michigan – 2.3%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[2]	2,575,000	3,591,383
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[2]	2,640,000	3,545,791
Fraser Public School District, Macomb County, Michigan, General Obligation
Federally Taxable School Construction Bonds, 2011 School Building and
Site Bonds
6.05% due 05/01/26[2]	2,510,000	2,518,151

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 78.1% (continued)
Michigan – 2.3% (continued)
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	$ 1,004,211
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[2]	415,000	416,592
Total Michigan		11,076,128
Colorado – 1.6%
University of Colorado Revenue Bonds
2.81% due 06/01/48[2]	4,250,000	4,220,948
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28[2]	2,500,000	3,277,244
Total Colorado		7,498,192
South Carolina – 1.5%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[12]
7.33% due 07/01/40	5,000,000	7,123,187
Massachusetts – 1.3%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	3,299,103
2.87% due 07/01/51	750,000	715,420
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46[2]	2,250,000	2,206,953
Total Massachusetts		6,221,476
Mississippi – 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	4,279,891
Wisconsin – 0.4%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,638,116
Louisiana – 0.2%
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
Revenue Bonds, North Oaks Health System Project, Build America Bonds[12]
7.20% due 02/01/42	1,055,000	1,090,540
Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
0.66% (3 Month USD LIBOR + 0.52%, Rate Floor: 0.00%) due 07/01/29[4]	1,000,000	922,101
Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	267,604

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 78.1% (continued)
Arkansas – 0.1%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	$ 255,983
District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	104,329
Total Municipal Bonds
(Cost $317,160,870)		368,915,598
CORPORATE BONDS†† – 21.2%
Financial – 7.8%
Central Storage Safety Project Trust
4.82% due 02/01/38[2,5]	6,896,960	7,485,653
Wilton RE Ltd.
6.00%†††,6,7,8	3,800,000	4,086,254
NFP Corp.
7.00% due 05/15/25[6]	2,050,000	2,247,312
6.88% due 08/15/28[2,6]	1,100,000	1,136,892
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2,6]	2,700,000	2,413,739
Wells Fargo & Co.
3.90%[2,7,8]	2,300,000	2,357,615
Charles Schwab Corp.
4.00%[2,7,8]	2,300,000	2,311,500
Citigroup, Inc.
4.00%[2,7,8]	1,100,000	1,122,000
3.88%[2,7,8]	1,100,000	1,106,930
Home Point Capital, Inc.
5.00% due 02/01/26[2,6]	2,250,000	2,169,225
Kuvare US Holdings, Inc.
7.00% due 02/17/51[6,8]	1,500,000	1,538,282
National Life Insurance Co.
10.50% due 09/15/39[2,6]	900,000	1,397,151
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[2,6]	1,200,000	1,223,728
Kennedy-Wilson, Inc.
5.00% due 03/01/31[2]	1,150,000	1,176,145
United Wholesale Mortgage LLC
5.50% due 11/15/25[2,6]	1,100,000	1,132,197
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[2,6]	1,000,000	1,002,107
Pershing Square Holdings, Ltd.
3.25% due 11/15/30[6]	1,000,000	1,000,980
LPL Holdings, Inc.
4.00% due 03/15/29[2,6]	800,000	795,000

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value

CORPORATE BONDS†† – 21.2% (continued)
Financial – 7.8% (continued)
QBE Insurance Group Ltd.
5.88%[6,7,8]	650,000	$ 706,063
Hunt Companies, Inc.
5.25% due 04/15/29[6]	600,000	577,308
Total Financial		36,986,081
Consumer, Cyclical – 4.3%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,6]	5,400,000	6,278,922
Marriott International, Inc.
2.85% due 04/15/31[2]	2,930,000	2,920,936
5.75% due 05/01/25[2]	320,000	371,325
United Airlines, Inc.
4.63% due 04/15/29[2,6]	2,200,000	2,272,919
British Airways Class A Pass Through Trust
4.25% due 11/15/32[2,6]	1,303,900	1,390,611
Hyatt Hotels Corp.
5.75% due 04/23/30[2]	1,100,000	1,309,171
Aramark Services, Inc.
6.38% due 05/01/25[2,6]	1,150,000	1,221,875
5.00% due 02/01/28[6]	70,000	72,253
JB Poindexter & Company, Inc.
7.13% due 04/15/26[2,6]	1,000,000	1,056,250
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[2,6]	600,000	645,162
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2,6]	600,000	621,360
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[2,6]	450,000	478,125
Vail Resorts, Inc.
6.25% due 05/15/25[2,6]	400,000	425,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[6]	300,000	303,408
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,6]	250,000	254,265
Performance Food Group, Inc.
6.88% due 05/01/25[2,6]	225,000	239,906
Boyd Gaming Corp.
8.63% due 06/01/25[2,6]	175,000	192,500
Boyne USA, Inc.
4.75% due 05/15/29[2,6]	150,000	154,935
Yum! Brands, Inc.
7.75% due 04/01/25[6]	100,000	108,750
Total Consumer, Cyclical		20,317,673

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 21.2% (continued)
Consumer, Non-cyclical – 3.9%
University of Chicago
3.00% due 10/01/52	6,955,000	$ 6,978,054
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	2,105,900
US Foods, Inc.
6.25% due 04/15/25[2,6]	1,300,000	1,377,402
4.75% due 02/15/29[2,6]	350,000	349,125
Altria Group, Inc.
3.70% due 02/04/51[2]	1,500,000	1,367,025
Post Holdings, Inc.
4.50% due 09/15/31[2,6]	1,300,000	1,285,375
Sotheby's
7.38% due 10/15/27[2,6]	1,000,000	1,070,000
CPI CG, Inc.
8.63% due 03/15/26[2,6]	1,000,000	1,045,000
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[2,6]	600,000	616,044
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[6]	573,000	583,027
Bidfair Holdings, Inc.
5.88% due 06/01/29[6]	500,000	501,930
Sabre GLBL, Inc.
9.25% due 04/15/25[2,6]	300,000	351,000
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[2,6]	350,000	345,188
Rent-A-Center, Inc.
6.38% due 02/15/29[2,6]	250,000	267,500
Carriage Services, Inc.
6.63% due 06/01/26[6]	150,000	157,454
Total Consumer, Non-cyclical		18,400,024
Industrial – 2.5%
Boeing Co.
5.81% due 05/01/50[2]	4,000,000	5,163,005
PowerTeam Services LLC
9.03% due 12/04/25[2,6]	1,050,000	1,157,625
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	968,186
JELD-WEN, Inc.
6.25% due 05/15/25[2,6]	850,000	909,925
Cleaver-Brooks, Inc.
7.88% due 03/01/23[2,6]	650,000	650,721
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,6]	575,000	638,250

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 21.2% (continued)
Industrial – 2.5% (continued)
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[2,6]	600,000	$ 633,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[2,6]	600,000	619,500
Howmet Aerospace, Inc.
6.88% due 05/01/25[2]	350,000	405,213
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,6]	400,000	394,000
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[6]	300,000	305,625
Total Industrial		11,845,050
Communications – 1.3%
Corning, Inc.
4.38% due 11/15/57[2]	1,200,000	1,345,997
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[2,6]	1,150,000	1,179,992
AMC Networks, Inc.
4.25% due 02/15/29[2]	750,000	744,375
Altice France S.A.
7.38% due 05/01/26[2,6]	350,000	363,972
5.13% due 07/15/29[6]	350,000	347,011
UPC Broadband Finco BV
4.88% due 07/15/31[2,6]	700,000	699,125
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[2,6]	647,000	655,087
Level 3 Financing, Inc.
5.38% due 05/01/25[2]	572,000	585,368
CSC Holdings LLC
5.25% due 06/01/24	100,000	108,375
Total Communications		6,029,302
Energy – 0.9%
Occidental Petroleum Corp.
7.00% due 11/15/27[2]	2,000,000	2,142,262
NuStar Logistics, LP
6.38% due 10/01/30[2]	1,000,000	1,095,000
Cenovus Energy, Inc.
3.95% due 04/15/22[2]	250,000	255,037
4.00% due 04/15/24	195,000	209,329
Buckeye Partners, LP
4.35% due 10/15/24[2]	250,000	261,250

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† – 21.2% (continued)
Energy – 0.9% (continued)
CVR Energy, Inc.
5.75% due 02/15/28[6]	125,000	$ 125,313
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	114,930
Total Energy		4,203,121
Technology – 0.4%
Oracle Corp.
3.95% due 03/25/51[2]	1,100,000	1,143,255
NCR Corp.
5.13% due 04/15/29[2,6]	500,000	512,950
8.13% due 04/15/25[6]	50,000	54,500
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[2,6]	300,000	304,950
Total Technology		2,015,655
Basic Materials – 0.1%
Arconic Corp.
6.00% due 05/15/25[2,6]	200,000	213,562
Mirabela Nickel Ltd.
due 06/24/19[5,9]	96,316	3,853
Total Basic Materials		217,415
Total Corporate Bonds
(Cost $95,575,113)		100,014,321
SENIOR FLOATING RATE INTERESTS††,4 – 13.5%
Consumer, Cyclical – 3.3%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	1,985,000	1,994,925
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 900,000	1,258,656
SP PF Buyer LLC
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,196,947	1,169,512
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,150,000	1,155,037
CCRR Parent, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/06/28	1,000,000	1,003,750
Truck Hero, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 01/31/28	1,000,000	1,000,000
TTF Holdings Intermediate LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/31/28†††	1,000,000	1,000,000
BCPE Empire Holdings, Inc.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/11/26	1,000,000	999,170

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 – 13.5% (continued)
Consumer, Cyclical – 3.3% (continued)
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	885,157	$ 868,425
6.19% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/29/27†††	33,496	32,863
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	917,441	871,569
EnTrans International LLC
6.09% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	818,143	781,326
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	700,000	698,691
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	600,000	601,800
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28	550,000	552,981
ImageFIRST Holdings LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	488,889	488,278
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	486,250	485,024
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	304,691	301,809
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	33,854
BBB Industries LLC
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	253,524	251,369
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	145,477	145,295
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23†††	100,000	111,000
Total Consumer, Cyclical		15,805,334
Consumer, Non-cyclical – 3.2%
Valeo F1 Company Ltd.
5.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/27/27	GBP 1,700,000	2,407,159
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	1,346,625	1,334,842
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,150,000	1,143,296
Quirch Foods Holdings LLC
5.75% (2 Month USD LIBOR + 4.75% and 3 Month USD LIBOR + 4.75%,
Rate Floor: 5.75%) due 10/27/27	1,097,250	1,102,736
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.50%) due 03/02/28	1,100,867	1,101,560
Women's Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28	1,100,000	1,098,625

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 – 13.5% (continued)
Consumer, Non-cyclical – 3.2% (continued)
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,100,000	$ 1,089,000
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	1,094,330	1,077,094
AI Aqua Zip Bidco Pty Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/13/23	1,000,000	1,000,000
Taxware Holdings (Sovos Compliance LLC)
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/29/24†††	1,000,000	992,500
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	890,000	890,561
Mission Veterinary Partners
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28†††	700,000	698,250
Endo Luxembourg Finance Company I SARL
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	600,000	585,084
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	498,711	497,051
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	289,447	289,664
Total Consumer, Non-cyclical		15,307,422
Technology – 2.0%
Solera LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/02/22†††	1,470,423	1,453,111
Sitecore Holding III A/S
6.75% (3 Month USD LIBOR + 6.25%, Rate Floor: 6.75%) due 03/12/26†††	484,000	477,061
7.00% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††	EUR 333,333	400,725
6.25% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††	EUR 266,667	320,580
Transact Holdings, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	1,193,222	1,181,289
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	1,147,125	1,145,691
Atlas CC Acquisition Corp.
due 04/28/28	1,000,000	998,750
Provation Software Group, Inc.
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	1,000,000	987,500
Project Boost Purchaser LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/01/26	945,250	944,466
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26†††	598,500	599,996
Sabre GLBL, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/10/27	448,875	451,119
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	418,219	412,657

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 – 13.5% (continued)
Technology – 2.0% (continued)
24-7 Intouch, Inc.
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	292,500	$ 288,113
Total Technology		9,661,058
Industrial – 2.0%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	1,860,936	1,860,936
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,150,000	1,147,125
NA Rail Hold Co. LLC
4.70% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	1,095,642	1,101,120
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	997,500	997,500
Fortis Solutions Group LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/15/23†††	1,000,000	990,000
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	822,494	815,914
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	718,831	717,753
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	851,051	692,756
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	600,000	602,250
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	389,683	383,472
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	270,785	267,852
Total Industrial		9,576,678
Financial – 1.3%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/12/28†††	CAD 1,650,000	1,371,346
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 750,000	624,115
PAI Holdco, Inc.
4.50% (2 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.88%,
Rate Floor: 4.50%) due 10/28/27	1,100,000	1,102,409
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	1,000,000	1,000,000
Teneo Holdings LLC
due 07/11/25	1,000,000	999,000
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	300,000	300,000
Jefferies Finance LLC
3.13% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	294,750	293,185

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 – 13.5% (continued)
Financial – 1.3% (continued)
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	280,000	$ 280,613
Total Financial		5,970,668
Communications – 0.7%
Cengage Learning Acquisitions, Inc.
5.25% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 06/07/23	1,196,859	1,195,530
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	1,150,000	1,141,375
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	448,026	447,394
McGraw Hill LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/01/24	366,980	367,989
Market Track LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	240,625	238,219
Total Communications		3,390,507
Utilities – 0.5%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	1,104,436	1,103,056
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	997,500	997,500
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	235,484	225,918
Total Utilities		2,326,474
Energy – 0.3%
Venture Global Calcasieu Pass LLC
2.48% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	780,143	721,633
Matador Bidco SARL
4.84% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	495,000	496,237
Total Energy		1,217,870
Basic Materials – 0.2%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	700,000	696,500
Total Senior Floating Rate Interests
(Cost $63,123,725)		63,952,511
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.3%
Government Agency – 7.2%
Uniform MBS 30 Year
due 07/01/22	32,950,000	34,040,182

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 7.3% (continued)
Military Housing – 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.94% (WAC) due 11/25/55[4,6,10]	7,046,732	$ 459,702
2015-R1, 5.49% (WAC) due 11/25/52[4,5]	89,955	90,503
Total Military Housing		550,205
Total Collateralized Mortgage Obligations
(Cost $34,716,172)		34,590,387
ASSET-BACKED SECURITIES†† – 2.5%
Infrastructure – 0.9%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[6]	4,000,000	4,360,174
Collateralized Loan Obligations – 0.9%
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 3.34% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%)
due 04/20/32[4,6]	1,000,000	1,003,013
Venture XX CLO Ltd.
2015-20A, 6.48% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%)
due 04/15/27[4,6]	900,000	789,262
NewStar Clarendon Fund CLO LLC
2015-1A, 4.53% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%)
due 01/25/27[4,6]	500,000	499,927
WhiteHorse X Ltd.
2015-10A, 5.49% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%)
due 04/17/27[4,6]	500,000	433,224
WhiteHorse VIII Ltd.
2014-1A, 4.73% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%)
due 05/01/26[4,6]	500,000	382,644
Staniford Street CLO Ltd.
2014-1A, 3.68% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%)
due 06/15/25[4,6]	250,000	249,118
Adams Mill CLO Ltd.
2014-1A, 5.18% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%)
due 07/15/26[4,6]	250,000	237,110
Avery Point V CLO Ltd.
2014-5A, 5.09% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%)
due 07/17/26[4,6]	250,000	204,518
BNPP IP CLO Ltd.
2014-2A, 5.44% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%)
due 10/30/25[4,6]	265,791	190,040
Total Collateralized Loan Obligations		3,988,856

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 2.5% (continued)
Transport-Aircraft – 0.7%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[6,11]	1,379,549	$ 1,380,160
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[6]	1,114,942	1,116,614
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[6]	891,958	932,765
Total Transport-Aircraft		3,429,539
Total Asset-Backed Securities
(Cost $10,842,436)		11,778,569
Total Investments – 143.8%
(Cost $615,562,672)		679,944,026
COLLATERALIZED MORTGAGE OBLIGATIONS SOLD SHORT†† – (7.3)%
Government Agency – (7.3)%
Uniform MBS 30 Year
3.50% due 07/14/22	32,950,000	(34,800,208)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $34,838,050)		(34,800,208)

	Contracts
LISTED OPTIONS WRITTEN† – (0.0)%
Call options on:
Gores Holdings VI, Inc. — Class A13
Expiring March 2022 with strike price of $15.00
(Notional Value $311,610)	221	$ (71,825)
Total Listed Options Written
(Premiums received $77,136)		(71,825)
Other Assets & Liabilities, net – (36.5)%		(172,381,286)
Total Net Assets – 100.0%		$ 472,690,707

Centrally Cleared Interest Rate Swap Agreements††
Upfront
		Floating	Floating	Fixed	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Rate Type	Rate Index	Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
BofA	CME	Receive	3-Month	1.58%	Quarterly	04/28/31	$10,120,000	$ (32,751) $ 33,069		$ (65,820)
Securities, Inc.			USD LIBOR

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2021

Forward Foreign Currency Exchange Contracts††
			Settlement	Settlement	Value at	Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	May 31, 2021	Depreciation
Barclays Bank plc	599,000	EUR	06/17/21	$ 728,486	$ 730,790	$ (2,304)
Citibank, N.A.	2,442,000	CAD	06/17/21	2,019,564	2,021,982	(2,418)
Bank of America, N.A.	898,000	GBP	06/17/21	1,270,657	1,274,366	(3,709)
						$ (8,431)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statementof Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Affiliated issuer.
2	All or a portion of these securities have been physically segregated in connection with borrowings,reverse repurchase agreements and unfunded loan commitments. As of May 31, 2021, the total valueof securities segregated was $256,450,243.
3	Zero coupon rate security.
4	Variable rate security. Rate indicated is the rate effective at May 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, aposition may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on aweighted average.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquidand restricted under guidelines established by the Board of Trustees. The total market value of 144Aor Section 4(a)(2) illiquid and restricted securities is $7,580,009 (cost $7,315,325), or 1.6% of totalnet assets — See Note 12.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquidunder guidelines established by the Board of Trustees. The total market value of 144A or Section4(a)(2) securities is $67,094,903 (cost $64,368,187), or 14.2% of total net assets.
7	Perpetual maturity.
8	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a futuredate.
9	Security is in default of interest and/or principal obligations.
10	Security is an interest-only strip.
11	Security is a step down bond with a 3.97% coupon rate until November 14, 2026. Future rate will be 2.00% commencing on November 15, 2026.
12	Taxable municipal bond issued as part of the Build America Bond program.
13	Special Purpose Acquisition Company (SPAC)

CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
USD — United States Dollar
WAC — Weighted Average Coupon

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2021

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust’s investments at May 31, 2021 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 11,945,335	$ —	$ 70,029	$ 12,015,364
Preferred Stocks	1,222,680	9,571,700	—	10,794,380
Warrants	651,026	—	—	651,026
Closed-End Funds	77,231,870	—	—	77,231,870
Municipal Bonds	—	368,915,598	—	368,915,598
Corporate Bonds	—	94,959,881	5,054,440	100,014,321
Senior Floating Rate Interests	—	50,378,894	13,573,617	63,952,511
Collateralized Mortgage Obligations	—	34,590,387	—	34,590,387
Asset-Backed Securities	—	11,778,569	—	11,778,569
Total Assets	$ 91,050,911	$ 570,195,029	$ 18,698,086	$ 679,944,026

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Collateralized Mortgage Obligations Sold Short	$ —	$ 34,800,208	$ —	$ 34,800,208
Options Written	71,825	—	—	71,825
Interest Rate Swap Agreements*	—	65,820	—	65,820
Forward Foreign Currency Exchange Contracts*	—	8,431	—	8,431
Unfunded Loan Commitments (Note 11)	—	—	237,108	237,108
Total Liabilities	$ 71,825	$ 34,874,459	$ 237,108	$ 35,183,392

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $98,177,663 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at May 31, 2021	Technique	Inputs	Range	Average*
Assets:
Common Stocks	$ 70,029	Enterprise Value	Valuation Multiple	2.7x-11.2x	7.5x
Corporate Bonds	4,086,254	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	968,186	Option Adjusted Spread
		off the prior month end
		broker quote	Broker Quote	—	—
Senior Floating Rate Interests	7,553,328	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	3,577,178	Yield Analysis	Yield	5.3%-7.6%	6.8%
Senior Floating Rate Interests	1,453,111	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	990,000	Model Price	Market Comparable Yields	6.4%	—
Total Assets	$ 18,698,086
Liabilities:
Unfunded Loan Commitments	$ 237,108	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2021

Significant changes in a quote, yield, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2021, the Trust had securities with a total value of $111,000 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2021:

		Assets			Liabilities
		Senior			Unfunded
	Corporate	Floating Rate	Common	Total	Loan
	Bonds	Interests	Stocks	Assets	Commitments
Beginning Balance	$ –	$ 1,203,462	$ 37,509	$ 1,240,971	$ (94,120)
Purchases/(Receipts)	4,800,000	12,821,007	–	17,621,007	(326,010)
(Sales, maturities and paydowns)/Fundings	–	(1,005,269)	–	(1,005,269)	267,708
Amortization of premiums/discounts	–	54,517	–	54,517	1,655
Total realized gains (losses) included
in earnings	–	7,154	–	7,154	6,757
Total change in unrealized appreciation
(depreciation) included in earnings	254,440	381,746	32,520	668,706	(93,098)
Transfers into Level 3	–	111,000	–	111,000	–
Ending Balance	$ 5,054,440	$ 13,573,617	$ 70,029	$ 18,698,086	$ (237,108)
Net change in unrealized appreciation
(depreciation) for investments in
Level 3 securities still held at
May 31, 2021	$ 254,440	$ 386,537	$ 32,520	$ 673,497	$ (92,947)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended May 31, 2021, in which the company is an affiliated issuer, were as follows:

					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/20	Additions	Reductions	(Loss)	(Depreciation)	05/31/21	05/31/21
Common Stocks
BP Holdco LLC*	$ 4,555	$ –	$ –	$ –	$ 952	$ 5,507	15,619
Targus Group International
Equity, Inc.*	31,712	–	–	–	9,748	41,460	17,838
	$ 36,267	$ –	$ –	$ –	$ 10,700	$ 46,967

*	Non-income producing security.

See notes to financial statements.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2021

ASSETS:
Investments in unaffiliated issuers, at value (cost $615,549,152)	$ 679,897,059
Investments in affiliated issuers, at value (cost $13,520)	46,967
Foreign currency, at value	4,688
Cash	637,205
Restricted cash	430,914
Unamortized upfront premiums paid on interest rate swap agreements	34,712
Prepaid expenses	14,329
Receivables:
Investments sold	68,666,993
Interest	6,340,810
Fund shares sold	285,579
Dividends	159,066
Total assets	756,518,322
LIABILITIES:
Reverse repurchase agreements (Note 7)	98,177,663
Borrowings (Note 8)	97,359,544
Unfunded loan commitments, at value (Note 11)
(commitment fees received $359,779)	237,108
Securities sold short, at value (proceeds $34,838,050)	34,800,208
Options written, at value (proceeds $77,136)	71,825
Unamortized upfront premiums received on interest rate swap agreements	1,643
Unrealized depreciation on forward foreign currency exchange contracts	8,431
Interest due on borrowings	41,968
Segregated cash due to broker	16,000
Payable for:
Investments purchased	52,261,068
Investment advisory fees	354,023
Offering costs	295,066
Professional fees	70,434
Variation margin on interest rate swap agreements	31,854
Trustees’ fees and expenses*	23,649
Other liabilities	77,131
Total liabilities	283,827,615
NET ASSETS	$ 472,690,707

NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 20,730,781 shares issued and outstanding	$ 207,308
Additional paid-in capital	408,084,976
Total distributable earnings (loss)	64,398,423
NET ASSETS	$ 472,690,707
Shares outstanding ($0.01 par value with unlimited amount authorized)	20,730,781
Net asset value	$ 22.80

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 47

STATEMENT OF OPERATIONS	May 31, 2021
For the Year Ended May 31, 2021

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers (net of foreign withholdings tax $208)	$ 25,189,450
Dividends from securities of unaffiliated issuers	3,947,901
Total investment income	29,137,351
EXPENSES:
Investment advisory fees	3,477,659
Interest expense	1,174,748
Professional fees	491,390
Fund accounting fees	150,272
Administration fees	126,941
Trustees' fees and expenses*	94,581
Printing fees	62,017
Custodian fees	39,694
Registration and filing fees	30,602
Transfer agent fees	21,178
Insurance	21,068
Miscellaneous	13,465
Total expenses	5,703,615
Net investment income	23,433,736

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,288,488
Swap agreements	(7,783)
Forward foreign currency exchange contracts	(111,559)
Foreign currency transactions	20,627
Net realized gain	3,189,773
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	14,890,500
Investments in affiliated issuers	10,700
Investments sold short	37,842
Swap agreements	(65,820)
Options written	5,311
Forward foreign currency exchange contracts	(8,431)
Foreign currency translations	(59,788)
Net change in unrealized appreciation (depreciation)	14,810,314
Net realized and unrealized gain	18,000,087
Net increase in net assets resulting from operations	$ 41,433,823

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2021

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 23,433,736	$ 22,642,688
Net realized gain on investments	3,189,773	3,132,690
Net change in unrealized appreciation (depreciation)
on investments	14,810,314	(11,252,237)
Net increase in net assets resulting from operations	41,433,823	14,523,141
DISTRIBUTIONS:
Distributions to shareholders	(29,623,397)	(26,938,831)
Return of capital	(90,025)	–
Total distributions	(29,713,422)	(26,938,831)

SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	45,441,957	30,421,565
Reinvestments of distributions	1,638,687	631,504
Common shares offering cost charged to paid-in-capital	(278,108)	(185,292)
Net increase in net assets resulting from shareholder transactions	46,802,536	30,867,777
Net increase in net assets	58,522,937	18,452,087
NET ASSETS:
Beginning of period	414,167,770	395,715,683
End of period	$ 472,690,707	$ 414,167,770

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 49

STATEMENT OF CASH FLOWS	May 31, 2021
For the Year Ended May 31, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 41,433,823
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(14,939,042)
Net change in unrealized (appreciation) depreciation on options written	(5,311)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	8,431
Net realized gain on investments	(3,288,488)
Purchase of long-term investments	(343,001,154)
Proceeds from sale of long-term investments	189,404,963
Net proceeds from sale of short-term investments	27,612,798
Net accretion of discount and amortization of premium	(561,423)
Corporate actions and other payments	30,946
Premiums received on options written	77,136
Commitment fees received and repayments of unfunded commitments	58,302
Decrease in interest receivable	173,633
Increase in dividends receivable	(26,575)
Increase in investments sold receivable	(68,666,993)
Increase in prepaid expenses	(13,258)
Increase in investments purchases payable	51,702,923
Increase in interest due on borrowings	16,319
Decrease in professional fees payable	(33,795)
Increase in segregated cash due to broker	16,000
Increase in investment advisory fees payable	102,206
Decrease in variation margin on interest rate swap agreements payable	31,854
Increase in trustees’ fees and expenses payable*	360
Increase in other liabilities	13,869
Net Cash Used in Operating and Investing Activities	$ (119,852,476)

Cash Flows From Financing Activities:
Distributions to common shareholders	(28,074,735)
Proceeds from the issuance of common shares	46,181,641
Proceeds from borrowings	112,150,000
Payments made on borrowings	(25,300,000)
Proceeds from reverse repurchase agreements	206,706,082
Payments made on reverse repurchase agreements	(190,819,109)
Offering costs in connection with the issuance of common shares	(16,151)
Net Cash Provided by Financing Activities	$ 120,827,728
Net decrease in cash	975,252
Cash at Beginning of Period (including restricted cash)**	97,555
Cash at End of Period (including restricted cash and foreign currency)***	$ 1,072,807
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 1,048,456
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 1,638,687

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $26,062 of cash and $26,096 of segregated cash for swap agreements with broker.
***	Includes $430,914 of segregated cash for swap agreements with broker and $4,688 of foreign currency.

See notes to financial statements.

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2021

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017
Per Share Data:
Net asset value, beginning of period	$ 22.09	$ 22.71	$ 22.69	$ 23.30	$ 23.30
Income from investment operations:
Net investment income(a)	1.19	1.27	1.30	1.48	1.59
Net gain (loss) on investments (realized and unrealized)	1.03	(0.38)	0.23	(0.58)	(0.04)
Total from investment operations	2.22	0.89	1.53	0.90	1.55
Less distributions from:
Net investment income	(1.38)	(1.51)	(1.43)	(1.35)	(1.55)
Capital gains	(0.13)	—	(0.08)	(0.16)	—
Return of capital	(0.00)*	—	—	—	—
Total distributions to shareholders	(1.51)	(1.51)	(1.51)	(1.51)	(1.55)
Net asset value, end of period	$ 22.80	$ 22.09	$ 22.71	$ 22.69	$ 23.30
Market value, end of period	$ 24.22	$ 23.20	$ 23.38	$ 21.44	$ 23.23
Total Return(b)
Net asset value	10.30%	3.86%	7.11%	3.93%	6.81%
Market value	11.43%	6.03%	16.81%	(1.23%)	11.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 472,691	$ 414,168	$ 395,716	$ 395,221	$ 405,780
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.27%	1.65%	1.68%	1.65%	1.54%
Net investment income, including interest expense	5.22%	5.61%	5.82%	6.42%	6.80%
Portfolio turnover rate	33%	25%	6%	8%	6%
Borrowings - committed facility agreement (in thousands)	$ 97,360	$ 10,510	$ 44,510	$ 44,510	$ 47,509
Asset Coverage per $1,000 of indebtedness(d)	$ 5,855	$ 40,409	$ 9,891	$ 9,879	$ 9,541

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 51

FINANCIAL HIGHLIGHTS continued	May 31, 2021

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2021	2020	2019	2018	2017
1.01%	0.96%	0.95%	0.99%	1.00%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.26%, 0.32%, 0.00%, 0.00%, and 0.00% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.
*	Less than (0.01).

See notes to financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2021

Note 1 – Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (formerly, Guggenheim Taxable Municipal Managed Duration Trust) (the "Trust") was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust's securities and/or other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Trust is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day's spreads.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed on the Schedule of Investments.

The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities, at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

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(g) Distributions to Shareholders

The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Restricted Cash

A portion of cash on hand relates to collateral received by the Trust for swap agreements. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At May 31, 2021, there was $430,914 of restricted cash outstanding.

(i) Short Sales

When the Trust engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trust maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Trust must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Trust may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Trust realizes a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Trust exercises a call option, the cost of the security purchased by the Trust upon exercise increases by the premium originally paid.

When the Trust writes (sells) an option, an amount equal to the premium received is entered in that Trust’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written

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option expires, or if the Trust enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference entity and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Trust on interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(l) Indemnifications

Under the Trust's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(m) Special Purpose Acquisition Companies

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing

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business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Trust sells a security it does not own. If the security sold short decreases in price between the time the Trust sells the security and closes its short position, the Trust will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Trust will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust's financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

The following table represents the Trust's use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Use	Call		Put
Hedge	$25,968		$–

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For the Trust utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Trust's use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Use	Long	Short
Income, Index Exposure	$94,364	$94,364

Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Trust's use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$–	$998,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Trust’s use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Use	Purchased		Sold
Hedge	$–		$722,752

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Trust's Statement of Assets and Liabilities as of May 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts		Options written, at value
Interest rate contracts	Unamortized upfront premiums paid	Unamortized upfront premiums received
	on interest rate swap agreements	on interest rate swap agreements
Variation margin on interest
swap agreements
Currency contracts		Unrealized depreciation on forward
foreign currency exchange contacts

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The following tables set forth the fair value of the Trust's derivative investments categorized by primary risk exposure at May 31, 2021:

Liability Derivative Investments Value
Forward
Swaps Interest	Options Written	Foreign Currency	Total Value at
Rate Risk*	Equity Risk	Exchange Risk	May 31, 2021
$ 65,820	$ 71,825	$ 8,431	$ 146,076

*	Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Trust's Statement of Operations for the year ended May 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written
Credit Contracts	Net realized gain(loss) on swap agreements
Interest rate contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Trust's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
			Forward
Swaps	Swaps Interest	Options Written	Foreign Currency
Credit Risk	Rate Risk	Equity Risk	Exchange Risk	Total
$ 155	$ (7,938)	$ –	$(111,559)	$ (119,342)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

Forward
Swaps Interest	Options Written	Foreign Currency
Rate Risk	Equity Risk	Exchange Risk	Total
$ (65,820)	$ 5,311	$ (8,431)	$ (68,940)

In conjunction with short sales and the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 4 – Offsetting

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically

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contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency
exchange
contracts	$ 8,431	$ —	$ 8,431	$ —	$ —	$8,431
Reverse
repurchase
agreements	98,177,663	—	98,177,663	(98,177,663)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Trust has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2021.

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Counterparty	Asset Type	Cash Pledged	Cash Received
Citigroup Global Markets Inc.	Reverse repurchase agreements	$ –	$ 16,000
J.P. Morgan Securities LLC	Interest rate swap agreements	430,914	–
		$ 430,914	$ 16,000

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust's administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust's average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Trust portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust's average daily managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust's total assets minus the sum of its accrued liabilities. Total assets means all of the Trust's assets and is not limited to its investment securities. Accrued liabilities means all of the Trust's liabilities other than borrowings for investment purposes.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust's administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust's securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust's custodian. As custodian, BNY is responsible for the custody of the Trust's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust's average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of

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inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 7 – Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into

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such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust's assets. As a result, such transactions may increase fluctuations in the market value of the Trust's assets. For the year ended May 31, 2021, the average daily balance for which reverse repurchase agreements were outstanding amounted to $57,959,502. The weighted average interest rate was 0.41%. As of May 31, 2021, there was $98,177,663 in reverse repurchase agreements outstanding.

As of May 31, 2021, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
RBC Capital Markets, LLC	0.35%-0.60%*	Open Maturity	$39,466,762
Barclays Capital, Inc.	0.30%-0.55%*	Open Maturity	23,943,350
Citigroup Global Markets, Inc.	0.45%*	Open Maturity	3,270,406
J.P. Morgan Securities LLC	0.28%*	Open Maturity	660,066
BMO Capital Markets Corp.	0.30%-0.60%*	Open Maturity	29,327,567
Credit Suisse Securities (USA) LLC	0.40%-0.50%*	Open Maturity	1,509,512
			$98,177,663

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2021, aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$38,269,007	$ —	$ —	$ —	$38,269,007
Corporate Bonds	59,908,656	—	—	—	59,908,656
Total Reverse Repurchase Agreements	$98,177,663	$ —	$ —	$ —	$98,177,663
Gross amount of recognized
liabilities for reverse repurchase
agreements	$98,177,663	—	$ —	$ —	$98,177,663

Note 8 – Borrowings

On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Effective September 1, 2020, the credit facility was amended to $100,000,000. Under the most recent amended terms, the interest rate on the amount borrowed is based on the 3-month LIBOR plus 83 basis points, and an unused commitment fee of 35 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of May 31, 2021, there was $97,359,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the year was $73,043,106 with a related average interest rate of 1.17%. The maximum amount outstanding during the year was $99,959,544. As of May 31, 2021, the total value of securities segregated and pledged as collateral in connection with borrowings was $130,917,400.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed.

The tax character of distributions paid during the year ended May 31, 2021 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$27,080,616	$2,542,781	$90,025	$29,713,422

The tax character of distributions paid during the year ended May 31, 2020 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$26,938,831	$ –	$ –	$26,938,831

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

The tax components of distributable earnings/(loss) as of May 31, 2021 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$64,398,423	$ –	$64,398,423

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Trust that may be carried forward and applied against future capital gains. The Trust is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2021, the Trust had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, paydown reclasses, foreign currency gains and losses, reclassification of distributions, return of capital distributions received, equity to debt adjustments, and the "mark-to-market" of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2021 for permanent book/tax differences.

At May 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$580,742,457	$67,148,214	$(2,812,673)	$64,335,541

Note 10 – Securities Transactions

For the year ended May 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were $343,001,154 and $189,404,963, respectively.

The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2021, the Trust engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 69

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Purchases	Sales	Realized Gain (Loss)
$1,131,250	$ —	$ —

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of May 31, 2021. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2021, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $125,532,843.

Borrower	Maturity Date	Face Amount	Value
CapStone Acquisition Holdings, Inc.	10/29/27	$ 334,400	$ 3,073
DG Investment Intermediate Holdings 2, Inc.	03/17/28	31,169	47
HAH Group Holding Co. LLC	10/29/27	110,000	1,509
HighTower Holding LLC	04/16/28	70,000	–
ImageFIRST Holdings LLC	04/26/28	111,111	139
Jones Deslauriers Insurance Management, Inc.	03/12/28	450,000	–
MB2 Dental Solutions LLC	01/29/27	281,347	2,661
National Mentor Holdings, Inc.	03/02/28	49,133	–
SeaPort Financing LLC	10/31/23	2,250,000	78,100
Solera LLC	12/02/22	3,085,212	1,127
TricorBraun Holdings, Inc.	03/03/28	177,506	1,420
Venture Global Calcasieu Pass LLC	08/19/26	419,857	31,489
Vertical (TK Elevator)	01/30/27	1,000,000	117,543
		$ 8,369,735	$ 237,108

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$ 7,138,153	$ 7,485,653
Freddie Mac Military Housing Bonds
Resecuritization Trust Certificates
2015-R1, 5.49% (WAC) due 11/25/52[2]	09/10/19	89,955	90,503
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	87,217	3,853
		$ 7,315,325	$ 7,580,009

[1] All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loancommitments, and reverse repurchase agreements.
[2] Variable rate security. Rate indicated is the rate effective at May 31, 2021. In some instances, the effective rate is limitedby a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may alsoimpact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a statedeffective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate isbased on a weighted average.
[3] Security is in default of interest and/or principal obligations.

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2021

Note 13 – Capital

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized 20,730,781 shares issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
Beginning shares	18,752,555	17,422,970
Shares issues through at-the-market offering	1,907,373	1,301,502
Shares issues through dividend reinvestment	70,853	28,083
Ending shares	20,730,781	18,752,555

On October 16, 2019, the Trust’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On October 16, 2019, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,000,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust. On February 1, 2021, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $88,896,812, from time to time, through Cantor Fitzgerald as agent for the Trust.

As of May 31, 2021, up to $72,985,662 remained available under the at-the-market sales agreement. For the year ended May 31, 2021, the Trust paid $16,151 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement.

Note 14 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Trust’s investments and shareholder’s investment in the Trust are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Trust, the Trust, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 15 – Subsequent Events

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 71

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2021

To the Shareholders and the Board of Trustees of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (formerly, Guggenheim Taxable Municipal Managed Duration Trust)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”), including the schedule of investments, as of May 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust at May 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

72 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM continued	May 31, 2021

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
July 29, 2021

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 73

OTHER INFORMATION (Unaudited)	May 31, 2021

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Trust’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2021, the Trust had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2021, the Trust had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See qualified interest income column in the table below.

Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
0.43%	0.38%	77.09%

With respect to the taxable year ended May 31, 2021, the Trust hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term
capital gain:
$2,542,781

74 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2021

The following sub-sections titled Senior Securities, Summary of Trust Expenses, Market and Net Asset Value Information, and Unresolved Staff Comments were added in an amendment to this report filed on January 27, 2022.

Senior Securities

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year for the last ten fiscal years. The outstanding senior securities include borrowings from certain financial institutions (“Borrowings”) . The information in this table for the fiscal years ended 2021, 2020, 2019, 2018 and 2017 has been audited by Ernst & Young LLP, independent registered public accounting firm. The Trust’s audited financial statements, including the report of Ernst & Young LLP thereon and accompanying notes thereto, are included in this annual report to shareholders for the year ended May 31, 2021.

		Total Principal	Asset Coverage
Fiscal Year Ended	Title of Security	Amount Outstanding(1)	Per $1,000 of Principal Amount
May 31, 2021	Borrowings	$97,359,544	$5,855
May 31, 2020	Borrowings	$10,509,544	$40,409
May 31, 2019	Borrowings	$44,509,544	$9,891
May 31, 2018	Borrowings	$44,509,544	$9,879
May 31, 2017	Borrowings	$47,509,544	$9,541
May 31, 2016	Borrowings	$61,709,544	$7,576
May 31, 2015	Borrowings	$35,509,544	$12,452
May 31, 2014	Borrowings	$30,963,936	$14,081
May 31, 2013	Borrowings	$44,213,936	$10,299
May 31, 2012	Borrowings	$37,444,000	$11,922

(1)	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Trust to lenders under arrangements in place at the time. As a result of the Trust having earmarked or segregated cash or liquid securities to collateralize reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the SEC, the Trust does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

Summary of Trust Expenses

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Trust as of May 31, 2021 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following table should not be considered a representation of the Fund’s future expenses. The following table shows estimated Fund expenses as a percentage of average net assets attributable to Common Shares and not as a percentage of Managed Assets.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 75

OTHER INFORMATION (Unaudited) continued	May 31, 2021

May 31, 2021
Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	—%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.60%
Dividend Reinvestment Plan fees(3)	None

As a Percentage of
Net Assets Attributable
to Common Shares(4)
Annual Expenses
Management fees(5)	0.78%
Acquired Fund Fees and Expenses(6)	0.26%
Interest expense(7)	0.26%
Other expenses(8)	0.23%
Total annual expenses	1.53%

(1)	In connection with an offering of Common Shares, a supplement to the Fund’s prospectus (“Prospectus Supplement”) will set forth any applicable sales load and the estimated offering expenses borne by the Trust.
(2)	The Adviser has incurred on behalf of the Trust all costs associated with the Trust’s registration statement and any offerings pursuant to such registration statement. The Trust has agreed, in connection with offerings under the Trust’s registration statement, to reimburse the Adviser for offering expenses incurred by the Adviser on the Trust’s behalf in an amount up to the lesser of the Trust’s actual offering costs or 0.60% of the total offering price of the Common Shares sold in such offering.
(3)	Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account.
(4)	Based upon average net assets applicable to Common Shares during the fiscal year ended May 31, 2021.
(5)	The Trust pays the Adviser a monthly fee in arrears at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets. The fee shown is based upon outstanding leverage employed through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage, and (iv) the issuance of preferred shares (collectively “Financial Leverage”) of 29.26% of the Trust’s Managed Assets. If Financial Leverage of more than 29.26% of the Trust’s Managed Assets is used, the management fees shown would be higher.
(6)

Acquired Fund Fees and Expenses are estimated based on the fees and expenses borne by the Fund as an investor in other investment companies during the fiscal year ended May 31, 2021, and the expected investment of the proceeds of an offering of Common Shares.

(7)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Trust’s outstanding Borrowings as of May 31, 2021, which included Borrowings under the Trust’s committed facility agreement in an amount equal to 14.57% of the Trust’s Managed Assets, at an average interest rate of 1.17%. Interest expenses on reverse repurchase agreements is based on the Trust’s outstanding reverse repurchase agreements as of May 31, 2021, which included leverage in the form of reverse repurchase agreements in an amount equal to 14.69% of the Trust’s Managed Assets, at a weighted average interest rate cost to the Trust of 0.41%. The actual amount of interest payments and expenses by the Trust will vary over time in accordance with the amount of Borrowings and reverse repurchase agreements and variations in market interest rates.

(8)	Other expenses are estimated based upon those incurred during the fiscal year ended May 31, 2021.

76 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2021

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 1.53% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Annual Expenses paid by Common Shareholders(1)	$22	$54	$89	$188

*	The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed and shown. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.
(1)	The example does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an example including sales load and estimated offering costs.

Market and Net Asset Value Information

The Trust’s currently outstanding Common Shares are listed on the NYSE. The Trust’s Common Shares commenced trading on the NYSE on October 28, 2010.

The Common Shares have traded both at a premium and at a discount in relation to the Trust’s net asset value per share. Although the Common Shares recently have traded at a premium to net asset value, there can be no assurance that this will continue nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The sale of Common Shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. Net asset value is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 77

OTHER INFORMATION (Unaudited) continued	May 31, 2021

			Net Asset Value
			per Common Share		Premium/(Discount)
			on Date of Market		on Date of Market
	Market Price		Price High and Low(1)		Price High and Low(2)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 31, 2021	$24.30	$22.62	$22.61	$22.03	7.47%	2.68%
February 28, 2021	$25.68	$23.88	$23.37	$22.49	9.88%	6.18%
November 30, 2020	$25.69	$23.57	$22.62	$22.82	13.57%	3.29%
August 31, 2020	$24.40	$22.53	$22.94	$22.47	6.36%	0.27%
May 31, 2020	$24.47	$17.55	$23.89	$21.13	2.43%	(16.94)%
February 28, 2020	$25.20	$22.97	$23.23	$23.25	8.48%	(1.20)%
November 30, 2019	$25.39	$23.30	$23.28	$22.52	9.06%	3.46%
August 31, 2019	$25.39	$23.21	$23.21	$22.64	9.37%	2.52%

(1)	Based on the Trust’s computations.
(2)	Calculated based on the information presented. Percentages are rounded.

The reported sale price, net asset value per Common Share and percentage premium to net asset value per Common Share as of May 31, 2021 was $24.22, $22.80 and 6.23%, respectively. The Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As of May 31, 2021, 20,730,781 Common Shares of the Trust were outstanding.

Unresolved Staff Comments

The Fund believes that there are no material unresolved written comments, received 180 days or more before May 31, 2021, from the staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940 or its registration statement.

78 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2021

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Trust was held on April 8, 2021. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares	# of Shares	# of Shares
	in Favor	Against	Abstain
Thomas F. Lydon, Jr.	15,869,812	158,633	154,668
Ronald A. Nyberg	15,882,546	152,737	147,830

The other Trustees of the Trust not up for election in 2021 are Randall C. Barnes, Angela Brock-Kyle, Amy J. Lee, Sandra G. Sponem and Ronald E. Toupin, Jr.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 79

OTHER INFORMATION (Unaudited) continued	May 31, 2021

Trustees

The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:

Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee	(Chair of the	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Valuation
Oversight
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Bowhead Insurance GP, LLP
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Infinity Property & Casualty
Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive 156		Current: US Global Investors (GROW)
(1960)	Chair of the	(Trustee)	Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media		(1995-present).
	Contracts		(2016-present).
	Review	Since 2020			Former: Harvest Volatility Edge Trust (3)
	Committee	(Chair of the			(2017-2019).
Contracts Review
Committee)

80 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2021

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***

Independent Trustees continued:

Ronald A. Nyberg	Trustee and	Since 2010	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Committee				Former: Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81)
(1958)	Chair of	(Trustee)			(2018-present); SPDR Index Shares
	the Audit		Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		Funds (30) (2018-present); SSGA Active
	Committee	Since 2020	Companies, Inc. (2007-2017).		Trust (14) (2018-present).
(Chair of the
		Audit Committee)			Former: SSGA Master Trust (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee, Chair	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
(1958)	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
	and Chair of		Investment Company Institute (2018-present).		(2004-2020); Western Asset Inflation-
	the Executive				Linked Income Fund (2003-2020);
	Committee		Former: Member, Executive Committee, Independent Directors Council (2016-2018);		Managed Duration Investment Grade
			Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Municipal Fund (2003-2016).
(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant
Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 81

OTHER INFORMATION (Unaudited) continued	May 31, 2021

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***

Interested Trustee:

Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in the
		Since 2012	Fund Complex (2017-2019); Vice President, Associate General Counsel and
		(Vice President)	Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee isexpected to serve a three year term concurrent with the class of Trustees for which he or she serves.
-Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s annual meeting ofshareholders for the fiscal year ended May 31, 2022.
-Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders forthe fiscal year ended May 31, 2023.
-Messrs. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders forthe fiscal year ended May 31, 2024.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, RydexDynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible &Income Fund.
****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust's Investment Manager and/orthe parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	May 31, 2021

Officers

The Officers of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	the Trust	Time Served**	During Past Five Years

Officers:

Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	and Chief		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Executive		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
	Officer		Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 83

OTHER INFORMATION (Unaudited) continued	May 31, 2021

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	the Trust	Time Served**	During Past Five Years

Officers continued:

Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE
MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited)	May 31, 2021

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal

[1]	On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconference on May 26, 2021.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited) continued	May 31, 2021

Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts

2 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited) continued	May 31, 2021

to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on October 27, 2010 and its investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as well as total return based on NAV since inception. The Committee also received certain updated performance information as of March 31, 2021.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited) continued	May 31, 2021

The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) generally invest less than 50% in taxable municipals, including “Build America Bonds” (“BABs”); and (ii) generally employ less than 20% financial leverage. The Committee considered that the peer group of funds, with three constituent funds, including the Fund, is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting, but that the small size of the group limited the usefulness of the comparisons.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that, as of January 31, 2021, the Fund has outperformed its benchmark on a one-year and five-year basis and since inception, but has underperformed its benchmark modestly on a three-year basis. The Committee also noted Guggenheim’s statement that, as of January 31, 2021, the Fund’s risk metrics have consistently been superior to peers, reflecting the Fund’s lower duration and the diversification provided by the non-municipal bond portion of the Fund’s portfolio.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2020, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2020 and annualized for the three-year and since-inception periods ended December 31, 2020.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and

[3] Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
[4] The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited) continued	May 31, 2021

median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that, although the Fund’s contractual advisory fee based on average managed assets was the highest of its peer group of funds, its net effective management fee on average net assets was the lowest of its peer group of funds and its total net expense ratio (excluding interest expense) on average net assets was the median of its peer group of funds. The Committee also noted that the peer group of funds consists of only three funds, including the Fund and two peers from two large fund families, which limits its usefulness for comparison. In this connection, the Committee noted the contractual advisory fee range of the peer group and considered Guggenheim’s statement that the Fund’s contractual advisory fee of 0.60% is within 0.05% of the lowest contractual advisory fee of the peer group.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal, regulatory and operational risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited) continued	May 31, 2021

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST (GBAB) (Unaudited) continued	May 31, 2021

management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2021

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2021

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

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ADDITIONAL INFORMATION REGARDING THE GUGGENHEIM
TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST
(THE “TRUST”) (Unaudited) continued	May 31, 2021

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Trust.

Recent Market Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Trust, including by making valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Trust’s holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Trust’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Trust’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Trust’s ability to achieve its investment objectives.

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Trust’s investments and the performance of the Trust.

PRINCIPAL INVESTMENT OBJECTIVE

The Trust’s investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot assure investors that it will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without the approval of the holders of the Common Shares (the “Common Shareholders”).

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PRINCIPAL INVESTMENT STRATEGIES

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities, including Build America Bonds (“BABs”), and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities.

PORTFOLIO COMPOSITION

Under normal market conditions:

•	The Trust invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in taxable municipal securities, including BABs, and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities.
•	The Trust will not invest more than 25% of its Managed Assets in municipal securities of any one state of origin.
•	The Trust will invest at least 50% of its Managed Assets in taxable municipal securities.

Credit Quality

Under normal market conditions, the Trust invests at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. A security is considered investment grade quality if, at the time of investment, it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations (“NRSROs”) (that is Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) that rate such security, even if it is rated lower by another, or if it is unrated by any NRSRO but judged to be of comparable quality by the Adviser.

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are rated below investment grade (that is below Baa3 by Moody’s or below BBB- by S&P or Fitch) or are unrated by any NRSRO but judged to be of comparable quality by the Adviser. If NRSROs assign different ratings to the same security, the Trust will use the highest rating for purposes of determining the security’s credit quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

Duration Management Strategy

“Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest, nor will the Trust’s portfolio be managed to any duration benchmark prior to taking into account the duration management strategy discussed herein.

The Trust intends to employ investment and trading strategies to seek to maintain the leverage-adjusted portfolio duration to generally less than 15 years. As of May 31, 2021, the Trust’s duration

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was approximately 10.7 years. The Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. For example, the Adviser may seek to manage the overall duration through the combination of the sale of interest-rate swaps on the long end of the yield curve (for example a transaction in which the Trust would pay a fixed interest rate on a 30 year swap transaction) with the purchase of an interest-rate swap on the intermediate portion of the yield curve (for example a transaction in which the Trust would receive a fixed interest rate on a ten year swap transaction). In addition, the Trust may invest in short-duration fixed-income securities, which may help to decrease the overall duration of the Trust’s portfolio while also potentially adding incremental yield. The Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio. There can be no assurance that the Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

Investment Funds

As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investment Funds do not include structured finance investments, such as asset-backed securities (“ABS”). To the extent that the Trust invests in Investment Funds that invest at least 80% of their total assets in taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities, such investment will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in taxable municipal securities and other investment grade, income generating debt securities. Investments in other Investment Funds involve operating expenses and fees at the Investment Funds level that are in addition to the expenses and fees borne by the Trust and are borne indirectly by Common Shareholders.

Synthetic Investments

As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly. The Trust may be exposed to certain additional risks should the Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies, including counterparty risk, lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments. To the extent that the Trust obtains indirect investment exposure to taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance

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(THE “TRUST”) (Unaudited) continued	May 31, 2021

corporations, and tax-exempt municipal securities through the use of the foregoing derivative instruments with economic characteristics similar to taxable municipal securities, such investments will be counted for purposes of the Trust’s 80% investment policy. The Trust has not adopted any percentage limitation with respect to the overall percentage of investment exposure to taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities that the Trust may obtain through the use of derivative instruments.

Strategic Transactions

In addition to those derivatives transactions utilized in connection with the Trust’s duration management strategy, the Trust may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), to earn income, facilitate portfolio management and mitigate risks. In the course of pursuing Strategic Transactions, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur. Successful use of Strategic Transactions depends on the Adviser’s ability to predict correctly market movements, which cannot be assured. Losses on Strategic Transactions may reduce the Trust’s net asset value and its ability to pay distributions if they are not offset by gains on portfolio positions being hedged.

Structured Finance Investments

The Trust may invest in structured finance investments, which are fixed income and other debt securities (“Income Securities”) typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. The Sub-Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments include:

Mortgage-Related Securities. Mortgage-related securities are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations (“CMOs”), real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The underlying assets of certain

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mortgage-related securities may be subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities.

Asset-Backed Securities. ABS are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral.

Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.

The Trust may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to

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catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Other Investment Practices

The Trust may engage in certain investment transactions described herein. The Trust may enter into forward commitments for the purchase or sale of securities. The Trust may enter into transactions on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. The Trust may lend portfolio securities to securities broker-dealers or financial institutions and enter into short sales and repurchase agreements. The Trust may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using similar investment techniques (such as buy backs or dollar rolls).

These policies may be changed by the Board of Trustees of the Trust (the “Board of Trustees”). If the Trust’s policy with respect to investing at least 80% of its Managed Assets in taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities changes, the Trust will provide shareholders at least 60 days’ prior notice before implementation of the change.

USE OF LEVERAGE

The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage, and (iv) the issuance of preferred shares (“Preferred Shares”) (collectively “Financial Leverage”).

The Trust may utilize leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Indebtedness outstanding, the Trust is required to have at least three dollars of assets). Under the 1940 Act, the Trust may not issue Preferred Shares if, immediately after issuance, the Trust would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Trust is required to have at least two dollars of assets). However, under current market conditions, the Trust currently expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 331/3% of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) (or 50% of net assets). The Trust has entered a committed facility agreement with Société Générale S.A., pursuant to which the Trust may borrow up to $100 million. As of May 31, 2021, there was approximately $97,359,544 in borrowings outstanding under the committed facility agreement, representing approximately 14.57% of the Trust’s Managed

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Assets as of such date, and there was approximately $98,177,663 in reverse repurchase agreements outstanding, representing approximately 14.69% of the Trust’s Managed Assets as of such date.

Although the use of Financial Leverage by the Trust may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Share. To the extent the Trust increases its amount of Financial Leverage outstanding, it will be more exposed to these risks. The cost of Financial Leverage, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, is borne by Common Shareholders. To the extent the Trust increases its amount of Financial Leverage outstanding, the Trust’s annual expenses as a percentage of net assets attributable to Common Shares will increase.

With respect to leverage incurred through investments in reverse repurchase agreements, dollar rolls and economically similar transactions, the Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). As a result of such segregation, the Trust’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Trust’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will not be limited by the 1940 Act. However, the Trust’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Trust’s Financial Leverage and therefore will be limited by the Trust’s maximum overall Financial Leverage levels approved by the Board of Trustees and may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

In addition, the Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Trust’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and will not be included in calculating the aggregate amount of the Trust’s Financial Leverage. To the extent that the Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement described above and other requirements of the 1940 Act.

The Adviser anticipates that the use of Financial Leverage may result in higher total return to the Common Shareholders over time; however, there can be no assurance that the Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The costs associated with the issuance of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares. The fee paid to the Adviser will be calculated on the basis of the Trust’s Managed Assets, including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized.

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Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. The maximum level of and types of Financial Leverage used by the Trust will be approved by the Board of Trustees. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Trust’s asset segregation and cover practices discussed herein. The final rule requires the Trust to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Trust trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio as discussed above or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Trust’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Trust to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Trust’s investments and cost of doing business, which could adversely affect investors.

TEMPORARY DEFENSIVE INVESTMENTS

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture (an Investments “temporary defensive period”), or in order to keep the Trust’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Trust may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Trust may not achieve its investment objectives during a temporary defensive period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE TRUST

Investment in the Trust involves special risk considerations, which are summarized below. The Trust is designed as a long-term investment and not as a trading vehicle. The Trust is not intended to be a

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complete investment program. The Trust’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market factors.

Not a Complete Investment Program

An investment in the Common Shares of the Trust should not be considered a complete investment program. The Trust is intended for long-term investors seeking current income and capital appreciation. The Trust is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Trust’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Trust. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

Investment and Market Risk

An investment in the Trust is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Trust represents an indirect investment in the securities owned by the Trust. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Trust are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Trust’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Trust’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Trust’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Trust to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser and Sub-Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or

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other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Trust’s service providers and market intermediaries.

At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Trust dividends and distributions.

Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. In acting as the Trust’s Adviser, responsible for management of the Trust’s portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.

Municipal Securities Risk

The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Trust’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by the U.S. Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Trust’s investments in municipal securities.

Debt Instruments Risk

The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, economic and other conditions. For example, litigation, legislation or other political events, local business or economic conditions or the

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bankruptcy of an issuer could have a significant effect on the ability of the issuer to make timely payments of principal and/or interest.

Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment risks. Issuers that rely directly or indirectly on government funding mechanisms or nonprofit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy.

The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the overall market for such instruments.

Municipal Conduit Bond Risk

Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Municipal conduit bonds are therefore subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Corporate Bond Risk

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Project Finance Risk

Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it.

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Risks of Investing in Debt Issued by Non-Profit Institutions

Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations.

Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; and increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care.

There is a risk that non-profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns, such as the economic crisis initially caused by the COVID-19 pandemic. The crisis has placed unique pressures on hospitals and healthcare systems including decreased revenues due to postponement or cancellation of elective surgeries, non-urgent admissions, clinic visits, and research visits; shortages of staff, pharmaceuticals, medical equipment, beds, and blood; and increased levels of self-paying admissions and uncompensated care due to reduced availability and affordability of health insurance. The crisis has also resulted in decreased revenues in higher education through decreased enrollment; lower revenues from student tuition, room and board; increased financial need for students; and temporary closure of on-campus research programs. In addition, the crisis pandemic has forced museums and cultural institutions to close, resulting in loss of revenues from retail, concessions, parking operations and special events held at the facilities. The crisis has also led to layoffs and cost-cutting measures among non-profits and museums, some of which may be forced out of business as a result of the pandemic.

Taxable Municipal Securities Risk.

While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

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Build America Bonds Risk

BABs are a form of municipal financing. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. We do not currently know whether Congress will renew the program to permit issuance of new BABs. As a result, the number of available BABs is limited, which may negatively affect the value of the BABs. In addition, there can be no assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations. Because issuers of direct payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payments on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct payment BABs held by the Trust. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. In addition, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued to and refund offset transactions for BABS are subject to sequestration. The subsidy payments were reduced by 6.6% in 2018, 6.2% in 2019, 5.9% in 2020 and 5.7% between 2021 and 2030. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may further reduce or terminate the subsidy altogether. In addition, the Code contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments to be received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors. If the IRS concludes that a BAB was mispriced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value. The IRS has withheld subsidies from several states and municipalities.

Income Risk

The income investors receive from the Trust is based in part on the interest it earns from its investments in fixed-income and other debt securities (“Income Securities”), which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Trust could drop as well. The Trust’s income could also be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage, although this risk is mitigated to the extent the Trust invests in floating-rate obligations.

Income Securities Risk

In addition to the risks discussed above, Income Securities, including high-yield bonds, are subject to certain risks, including:

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Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.

Spread Risk. Spread risk is the risk that the market price can change due to broad based movements in spreads, which is particularly relevant in the current low spread environment.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Trust’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Trust could lose money. This risk is especially acute with respect to below investment grade debt instruments (commonly referred to as “high-yield” or “junk” bonds) and unrated high risk debt instruments, whose issuers are particularly susceptible to fail to meet principal or interest obligations under current conditions. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under current conditions.

The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offer Rate), may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance.

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The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Trust or to which the Trust is exposed (i.e., the longer the average portfolio duration of the Trust), the more the Trust’s NAV will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Trust and, in turn, the Trust’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Trust might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Trust’s investment in such securities and may prevent the Trust from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Trust to be unable to recoup the full amount of its initial investment and/or cause the Trust to reinvest in lower-yielding securities, thereby reducing the Trust’s yield or otherwise adversely impacting the Trust.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Trust’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

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The Trust’s use of leverage will tend to increase common share interest rate risk. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Trust and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Trust investments.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Trust portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Trust.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Trust has invested, the Trust may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Trust initially invested, thus potentially reducing the Trust’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Trust may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

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Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

Valuation of Certain Income Securities Risk. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Trust values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Trust upon the sale of such securities may not equal the value at which the Trust carried the investment on its books, which would adversely affect the net asset value of the Trust.

Duration Management Risk

The Trust’s managers expect to employ investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio at generally less than 15 years. Such strategies include, among others, security selection and the use of financial products. Financial products may include US treasury swaps, total return swaps and futures contracts, among others. The Trust seeks to invest in instruments that provide the Trust with protection against interest rate volatility while providing income to the Trust. Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.

Financial Leverage Risk

Although the use of Financial Leverage by the Trust may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Trust’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Trust will be less than if Financial Leverage had not been used. There can be no assurance that a leverage strategy will be successful during any period during which it is employed.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Trust must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common

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Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Trust will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Trust’s net asset value and also make it difficult for the net asset value to recover. The Trust in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Trust’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of Borrowings subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses associated with the repurchase agreement, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Trust will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted.

Because the fees received by the Adviser are based on the Managed Assets of the Trust (including the proceeds of any Financial Leverage), the Adviser has a financial incentive for the Trust to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

If the cost of leverage is no longer favorable, or if the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. The Trust may also be exposed to the risks associated with Financial Leverage through its investments in Investment Funds.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Trust’s investments may not keep pace with inflation, which would adversely affect the Trust. This risk is significantly elevated compared to normal conditions because

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of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Insurance Risk

The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have in the past incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares attributable to such insured obligation.

Below Investment Grade Securities Risk

The Trust may invest in Income Securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Income Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Accordingly, the performance of the Trust and a shareholder’s investment in the Trust may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher-quality securities. Securities of below investment grade quality tend to be less liquid than investment grade

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debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Trust invests in securities that have not been rated by an NRSRO, the Trust’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Trust invests in rated securities.

Sector Risk

The Trust may invest a significant portion of its managed assets in certain sectors which may subject the Trust to additional risk and variability. To the extent that the Trust focuses its managed assets in the hospital and healthcare facilities sector, for example, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Short Sales Risk

The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Trust may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Trust.

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Special Risks Related to Certain Municipal Securities

The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Structured Finance Investments Risk

The Trust’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter

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term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Trust.

The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Trust may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Mortgage-Backed Securities Risk

Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Trust may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

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Additional risks relating to investments in mortgage-backed securities may arise because of the type of mortgage-backed securities in which the Trust invests, defined by the assets collateralizing the mortgage-backed securities. For example, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. These risks are heightened under the currently distressed economic, market, labor and public health conditions.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed securities’ total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust’s principal investment to the extent of premium paid.

Mortgage-backed securities generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family MBS. CMBS are subject to particular risks. CMBS are subject to risks associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the

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value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Trust.

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The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Trust or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Asset-Backed Securities Risk

In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risk,” ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Trust to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Trust’s yield on such ABS may be negatively affected.

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The collateral underlying ABS may constitute assets related to a wide range of industries, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. The value of ABS held by the Trust also may be reduced because of actual or perceived changes in the creditworthiness of the obligors on the underlying assets, the originators, the servicers, any financial institutions providing credit support or hedging counterparties that are required to make payments on the ABS. Additionally, an obligor may seek protection under debtor relief laws and therefore the debtor may be able to avoid or delay payments. Economic factors, including unemployment, interest rates and the rate of inflation, may affect the rate of prepayments and defaults on the underlying receivables and may accelerate, delay or reduce expected payments on an ABS. During recessions or periods of economic contraction, factors such as elevated unemployment, decreased asset values or reductions in available credit may lead to increased delinquency and default rates on the underlying receivables.

In general, the value of the assets collateralizing an ABS will exceed the principal amount of the ABS issued in a transaction. This excess value is generally referred to as “overcollateralization.” The amount of overcollateralization varies based on the credit quality of the underlying collateral backing the ABS. In general, losses on the assets underlying the ABS will reduce the amount of overcollateralization on the ABS and increase the risk to holders of the ABS. Other forms of credit enhancement may be used, including letters of credit or monoline insurance policies. These forms of credit enhancement are subject to risk if the party obligated to make payments on the letter of credit or insurance policy defaults on the obligation to the ABS issuer.

Payments to holders of ABS may be subject to deferral. If the cash flow generated by the underlying assets is insufficient to make all payments required on a payment date, such payments may be deferred to the following payment date. If the cash flow remains insufficient to make payments on the ABS as a result of credit losses on the underlying assets, there may be no recourse by the Trust for any shortfall.

CLO, CDO and CBO Risk

The Trust may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risk” and “Asset Backed Securities Risk,” CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

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The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Trust. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Trust, may limit the ability of the investment manager to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of the investment manager in a manner that is adverse to the interests of the Trust. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met. These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Trust. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

Risks Associated with RLS

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other

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insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

The Trust may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. Further, transactions in Senior Loans typically settle on a delayed basis and may take longer than seven days to settle. As a result the Trust may receive the proceeds from a sale of a Senior Loan on a delayed basis which may affect the Trust’s ability to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

Second Lien Loans Risk

The Trust may invest in “second lien” secured floating rate loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower.

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Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Trust may invest in loans directly or through participations or assignments. The Trust may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase, without limitation, participations in loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Trust may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Trust would otherwise conduct. In addition, as a holder of the participations, the Trust may not have voting rights or inspection rights that the Trust would otherwise have if it were investing directly in the Senior Loan, which may result in the Trust being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other

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persons inter-positioned between the lender and the Trust with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Trust may invest in participations, the Trust may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Certain of the loan participations or assignments acquired by the Trust may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Trust would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Trust’s portfolio.

Should a loan in which the Trust is invested be foreclosed on, the Trust may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Trust may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, the Trust cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation.

The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Trust’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate

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securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Liquidity Risk

The Trust may invest in municipal securities that are, at the time of investment, illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating-rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

Volatility Risk

The use of Financial Leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust’s Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its managed assets in below investment grade securities (i.e., “junk bonds”), which may be less liquid and therefore more volatile than investment grade municipal securities. As a result, the net asset value and market price of the Trust’s Common Shares will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment grade securities. In a declining market, the use of leverage may result in a greater decline in the net asset value of the Common Shares than if the Trust were not leveraged.

Inverse Floating-Rate Securities Risk

Under current market conditions, the Trust anticipates utilizing Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. However, the Trust also may utilize Financial Leverage through investments in inverse floating-rate securities (sometimes

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referred to as “inverse floaters”). Typically, inverse floating-rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Distributions on inverse floating-rate securities bear an inverse relationship to short-term municipal bond interest rates. In general, income on inverse floating-rate securities will decrease, or in the extreme be eliminated, when interest rates increase and increase when interest rates decrease. Investments in inverse floating-rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment. Inverse floating-rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed-rate securities. Inverse floating-rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The Trust may invest in taxable inverse floating-rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such inverse floating-rate securities issued by special purpose trusts formed with taxable municipal securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating-rate securities. The leverage attributable to such inverse floating-rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of Financial Leverage. In certain circumstances, to the extent the Trust relies on inverse floating-rate securities to achieve its desired effective leverage ratio the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater. To the extent the Trust relies on inverse floating-rate securities to achieve its desired effective leverage ratio, the Trust may be required to sell its inverse floating-rate securities at less than favorable prices, or liquidate other Trust portfolio holdings in certain circumstances.

Sovereign Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

Strategic Transactions Risk

The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible

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default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions s may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Synthetic Investments Risk

The Trust may be exposed to certain additional risks to the extent the Adviser uses derivatives as a means to synthetically implement the Trust’s investment strategies. If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Trust may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings, the risk of which is particularly acute under current conditions. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Trust may not receive adequate collateral.

Securities Lending Risk

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

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Investment Funds Risk

As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds subject the Trust to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Trust’s overall exposure to financial leverage risk). A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of Financial Leverage.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.

The Trust’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Trust. The sale of Common Shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Trust may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Trust of Common Shares at a price below the Trust’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Trust to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Trust’s net asset value. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and

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other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the public offering price for the Common Shares. Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Additional Risks

For additional risks relating to investments in the Trust, including “UK Departure from EU Risk,” “Redenomination Risk,” “LIBOR Risk,” “Recent Market Developments Risk,” “Legislation and Regulation Risk,” “Geopolitical and Market Disruption Risk,” “Technology Risk” and “Cyber Security Risk,” please see the “Risks” section in the Trust’s Prospectus.

ANTI-TAKEOVER PROVISIONS

The Trust’s Agreement and Declaration of Trust and the Trust’s Bylaws include provisions that could limit the ability of other in the Trust’s entities or persons to acquire control of the Trust or convert the Trust to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

EFFECTS OF LEVERAGE

Assuming that the Trust’s total Financial Leverage represented approximately 29.3% of the Trust’s Managed Assets (based on the Trust’s outstanding Financial Leverage of $195,537,207) and interest costs to the Trust at a combined average annual rate of 0.79% (based on the Trust’s average annual leverage costs for the fiscal year ended May 31, 2021) with respect to such Financial Leverage, then the incremental income generated by the Trust’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 1.20% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Trust’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 29.3% of the Trust’s Managed Assets. The table does not reflect any offering costs of Common Shares or Borrowings.

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Common Share total return is composed of two elements—the Common Share dividends paid by the Trust (the amount of which is largely determined by the Trust’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Trust’s portfolio and not the performance of the Trust’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Trust at a specified rate, only the Trust’s Common Shareholders will bear the cost of the Trust’s fees and expenses. The Trust generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(14.46%)	(7.39%)	(0.33%)	6.74%	13.81%

INTEREST RATE TRANSACTIONS

In connection with the Trust’s duration management strategy and anticipated use of Financial Leverage, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay or receive a fixed-rate payment in exchange for a variable-rate payment. An interest rate cap transaction would require the Trust to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

In connection with the Trust’s duration management strategy, the Trust may use interest rate swaps to reduce the overall duration of the portfolio. In connection with the Trust’s anticipated leverage, the Trust may use interest rate swaps or caps to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage. For example, the Trust may agree to pay to the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Trust a variable-rate payment that is intended to approximate all or a portion of the Trust’s variable-rate payment obligation on the Trust’s Financial Leverage.

The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust’s receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to earmark or segregate cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked-to-market daily. The Trust will treat such amounts as illiquid.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 129

ADDITIONAL INFORMATION REGARDING THE GUGGENHEIM
TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST
(THE “TRUST”) (Unaudited) continued	May 31, 2021

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. The Trust will be subject to credit risk with respect to the counterparties to interest rate transactions entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default by a counterparty could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust’s investments.

At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. The Trust may choose or be required to prepay Indebtedness. Such a prepayment would likely result in the Trust’s seeking to terminate early all or a portion of any swap or cap transaction entered into in connection with the Trust’s use of Financial Leverage. Such early termination of a swap could result in a termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Trust shall not:

1. Issue senior securities nor borrow money, except the Trust may issue senior securities or borrow money to the extent permitted by applicable law.

130 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE GUGGENHEIM
TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST
(THE “TRUST”) (Unaudited) continued	May 31, 2021

2. Act as underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.

3. Invest in any security if, as a result, 25% or more of the value of the Trust’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities or (ii) securities issued by state and municipal governments or their political subdivisions (other than those municipal securities backed only by the assets and revenues of non-governmental users with respect to which the Trust will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue).

4. Purchase or sell real estate except that the Trust may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Trust as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 331/3% of the Trust’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

7. With respect to 75% of the value of the Trust’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust’s total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer.

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees (the “Board”):

(a) In addition to the issuer diversification limits set forth in investment restriction (7) above, under normal market conditions, the Trust will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 15% of the Trust’s total assets would then be invested in securities of a single issuer; provided, however, that such limitation shall not apply during the period prior to the full investment of the proceeds of any offering completed by the Trust.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 131

ADDITIONAL INFORMATION REGARDING THE GUGGENHEIM
TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST
(THE “TRUST”) (Unaudited) continued	May 31, 2021

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (including asset-backed securities and collateralized debt and loan obligations) the Trust will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

For the purpose of applying the limitation set forth in subparagraphs (7) and (a) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust’s assets that may be invested in municipal securities insured by any given insurer.

132 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

TRUST INFORMATION	May 31, 2021

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Angela Brock-Kyle	Advisors, LLC
Amy J. Lee*	Chicago, IL
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem	Investment Sub-Adviser
Ronald E. Toupin, Jr.,	Guggenheim Partners Investment
Chairman	Management, LLC

Santa Monica, CA
* Trustee is an “interested person” (as defined
in Section 2(a)(19) of the 1940 Act)	Administrator and Accounting Agent
(“Interested Trustee”) of the Trust because of	MUFG Investor Services (US), LLC
her affiliation with Guggenheim Investments.	Rockville, MD

Custodian
The Bank of New York Mellon Corp.
Principal Executive Officers	New York, NY
Brian E. Binder
President and Chief Executive Officer
Legal Counsel
Joanna M. Catalucci	Dechert LLP
Chief Compliance Officer	Washington, D.C.

Amy J. Lee	Independent Registered Public Accounting
Vice President and Chief Legal Officer	Firm
Ernst & Young LLP
Mark E. Mathiasen	Tysons, VA
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 133

TRUST INFORMATION continued	May 31, 2021

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

134 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/21)

CEF-GBAB-AR-0521

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)       (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $69,276 and $69,276 for the fiscal years ended May 31, 2021 and May 31, 2020, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $24,000 and $28,500 for the fiscal years ended May 31, 2021 and May 31, 2020 respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $11,384 and $12,883 for the fiscal years ended May 31, 2021 and May 31, 2020, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2021 and May 31, 2020, respectively.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

  Audit Services

·	Annual financial statement audits
·	Seed audits (related to new product filings, as required)
·	SEC and regulatory filings and consents

  Audit-Related Services

·	Accounting consultations
·	Fund merger/reorganization support services

·	Other accounting related matters
·	Agreed upon procedures reports
·	Attestation reports
·	Other internal control reports

  Tax Services

·	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

·	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $35,384 and $41,383 for the fiscal years ended May 31, 2020 and May 31, 2019, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a)(1) GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios. Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”). PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel. The PCG, in consultation with the CIO, provides direction for overall investment strategy. The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2021:

Name	Since	Professional Experience During the Last Five Years

Scott Minerd - CIO	2010	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2010	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer – 2007–2021; Managing Partner and CIO- Fixed Income - 2021- Present

Allen Li - Managing Director	2017	Guggenheim Partners Investment Management, LLC. Managing Director – 2014 to Present; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.
Steve Brown – Senior Managing Director	2021	Guggenheim Partners Investment Management, LLC Senior Managing Director 2019- Present;Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

Adam Bloch – Managing Director	2021	Guggenheim Partners Investment Management, LLC: Managing Director 2019- Present; Director – 2015- 2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2021:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	10	$12,153,041,292	0	$0

Other pooled investment vehicles	59	$14,869,525,793	37	$10,169,851,891
Other accounts	136	$175,185,325,306	12	$5,399,132,067

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	17	$46,412,812,981	0	$0

Other pooled investment vehicles	5	$3,556,516,475	3	$2,736,341,207
Other accounts	90	$162,841,062,889	2	$166,839,437

Allen Li:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$710,533,613	0	$0
Other pooled investment vehicles	1	$30,558,749	1	$30,558,749
Other accounts	3	$160,070,631	0	$0

Steve Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	17	$46,466,637,278	0	$0
Other pooled investment vehicles	5	$3,556,516,475	3	$2,736,341,207
Other accounts	28	$18,696,446,764	2	$166,839,437

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	22	$45,750,819,798	0	$0
Other pooled investment vehicles	5	$3,556,516,475	3	$2,736,341,207

Other accounts	28	$18,696,446,764	2	$166,839,437

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager. They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies. As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure. Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time. The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated. In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients. When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability. GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction. The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances. In many instances, there may only be one counter-party active in a particular security at a given time. In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments. All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2021:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh	None $100,001-$500,000
Steve Brown Allen Li	$0-$50,000 None

Adam Bloch	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

(d) Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

By: /s/ Brian Binder

Name: Brian Binder

Title: President and Chief Executive Officer

Date: January 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian Binder

Name: Brian Binder

Title: President and Chief Executive Officer

Date: January 27, 2022

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: January 27, 2022